As filed with the Securities and Exchange Commission on July 28, 2003


                                          1940 Act File No. 811-21249


                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM N-2


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X

    Amendment No.   10  ....................................         X

           FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

            (Exact Name of Registrant as Specified in Charter)

                         Federated Investors Funds
                           5800 Corporate Drive
                    Pittsburgh, Pennsylvania 15237-7000
                 (Address of Principal Executive Offices)

                              (412) 288-1900
                      (Registrant's Telephone Number)

                          Leslie K. Ross, Esquire
                              Reed Smith LLP
                         Federated Investors Tower
                            1001 Liberty Avenue
                    Pittsburgh, Pennsylvania 15222-3779
                  (Name and Address of Agent for Service)
             (Notices should be sent to the Agent for Service)

                                Copies to:

Matthew G. Maloney, Esquire
Dickstein, Shapiro & Morin, L.L.P.
2101 L Street, N.W.
Washington, D.C.  20037



It is proposed that this filing will become effective immediately upon filing.





                           CROSS-REFERENCE SHEET
                               PARTS A AND B



ITEM NO.    CAPTION                 LOCATION IN PROSPECTUS

1.          Outside Front Cover Page            Outside Front Cover Page
2.          Inside Front and Outside Back Inside Front and Outside Back
3.          Fee Table and Synopsis        Prospectus Summary
4.          Financial Highlights          Financial Highlights (unaudited)
5.          Plan of Distribution          Outside Front Cover Page;
            Prospectus Summary;           Underwriting
6.          Selling Shareholders          Not Applicable
7.          Use of Proceeds               Use of Proceeds; The Fund's
            Investments
8.          General Description of the    Outside Front Cover Page;
            The Fund's Investments;
            Registrant                      Risks; Description of the AMPS
9.          Management                      Management of the Fund
10.         Capital Stock, Long-Term Debt   Description of the AMPS;
            Description of Common
            and Other Securities            Shares; Certain Provisions in
            the Agreement and
            Declaration of Trust;           Tax Matters
11.         Defaults and Arrears on Senior  Not Applicable
            Securities
12.         Legal Proceedings               Not Applicable
13.         Table of Contents of SAI        Table of Contents (SAI)
14.         Cover Page of SAI               Cover Page (SAI)
15.         Table of Contents of SAI        Table of Contents (SAI)
16.         General Information and         Cover Page (SAI)
            History
17.         Investment Objective and        Fundamental Investment
            Objective, Policy and
            Policies                        Limitations; Non-fundamental
            Investment Limitations
18.         Management                      Management of the Fund (SAI)
19.         Control Persons and Principal   Management of the Fund (SAI)
            Holders of Securities
20.         Investment Adisory and Other    Management of the  Fund (SAI)
            Services
21.         Brokerage Allocation and Other  Brokerage Transactions
(SAI)
            Practices
22.         Tax Status                      Tax Matters
23.         Financial Statements            Financial Statements (SAI)














           FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND


                    STATEMENT OF ADDITIONAL INFORMATION


      Federated Premier Intermediate Municipal Income Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. This Statement of Additional Information relating to the Fund's Auction Market Preferred Shares Series A (the "AMPS") does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated February 13, 2003. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing AMPS, and investors should obtain and read the prospectus prior to purchasing such AMPS. A copy of the prospectus may be obtained without charge by calling 1-800-341-7400. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.





























                             TABLE OF CONTENTS
                                                                       Page
Use Of Proceeds........................................................2
Investment Strategies..................................................2
Fundamental Investment Objective, Policy And Limitations...............2
Non-Fundamental Investment Limitations.................................6
Investment Securities..................................................2
Management Of The Fund.................................................2
Brokerage Transactions.................................................2
Additional Information Concerning The Auctions For AMPS................2
Description Of Common Shares...........................................2
Repurchase Of Common Shares............................................2
Tax Matters............................................................2
Experts................................................................2
Additional Information.................................................2
Independent Auditors' Report...........................................2
Financial Statements..................................................32
Appendix A Statement Of Preferences Of Auction Market  .............AA-1
Appendix B Investment Ratings.......................................BB-1




This Statement of Additional Information is dated February 13, 2003 (revised July 28, 2003).

                                     6
                              USE OF PROCEEDS

      Pending investment in tax exempt securities that meet the Fund's investment objective and policies, the net proceeds of the offering will be invested in high-quality, short-term tax exempt money market securities or in high-quality tax exempt securities with relatively low volatility such as pre-refunded and intermediate-term bonds, to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase, as temporary investments, short-term taxable investments the income on which is subject to federal regular income tax, and securities of other open- or closed-end investment companies that invest primarily in tax exempt securities of the type in which the Fund may invest directly.

                           INVESTMENT STRATEGIES

      Under normal circumstances, the Fund will maintain a dollar-weighted average portfolio maturity of three to ten years and a dollar-weighted average duration of three to eight years.

      The Fund's average portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except that: (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, unless subject to a demand feature; (2) variable-rate securities subject to a demand feature are deemed to mature on the longer of the next interest-rate adjustment date or the date on which principal can be recovered through demand; (3) floating-rate securities subject to a demand feature are deemed to mature on the date on which the principal can be recovered through demand; and
(4) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of the Fund is dollar weighted based upon the market value of the Fund's securities at the time of calculation.

      The Fund cannot accurately predict its portfolio turnover rate but anticipates that its annual portfolio turnover rate will not exceed 100%. The Fund generally will not trade securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.


         FUNDAMENTAL INVESTMENT OBJECTIVE, POLICY AND LIMITATIONS

      The following fundamental investment objective, policy and limitations may not be changed by the Fund's Board without the approval of the holders of a majority of (1) the outstanding Common Shares and AMPS and any preferred shares that may in the future be issued voting together as a class, and (2) the outstanding AMPS and any preferred shares that may in the future be issued, voting as a separate class. When used with respect to particular shares of the Fund, "majority of the outstanding" means (a) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (b) more than 50% of the shares, whichever is less.

Investment Objectives

      The Fund's investment objective is to provide current income exempt from federal regular income tax.

Investment Policy

      The Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal income tax, including AMT.

Investment Limitations

      Concentration. The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, but may invest more than 25% of its total assets in securities of issuers in the same economic sector.

      Diversification of Investments. With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase the securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer.

      Underwriting. The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policy and limitations.

      Investing in Real Estate. The Fund will not buy or sell real estate, although it may invest in tax exempt securities secured by real estate or interests in real estate.

      Investing in Commodities. The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

      Lending. The Fund will not make loans, but may acquire publicly or non-publicly issued tax exempt securities as permitted by its investment objective, policy and limitations.

      Borrowing Money and Issuing Senior Securities. The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (the "1940 Act").

      For purposes of applying the concentration limitation, securities of the U.S. government, its agencies or instrumentalities and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations.

      For the purpose of applying the concentration limitation, a non-governmental issuer will be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity other than a bond insurer, it will also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.
















                  NON-FUNDAMENTAL INVESTMENT LIMITATIONS

      The Fund is also subject to the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval.

Short Sales

      The Fund will not make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

Investing in Other Investment Companies

      The Fund may purchase securities of open-end or closed-end investment companies in compliance with the 1940 Act or any exemptive relief obtained thereunder.

Exercise of Control

      The Fund will not purchase securities of companies for the purpose of exercising control.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

                           INVESTMENT SECURITIES

      The following information supplements the discussion of the Fund's investment securities that are described in the prospectus.

Fixed Income Securities

      Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

      A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

      The Fund may invest in tax exempt securities, which pay interest that is not subject to regular income taxes, including AMT. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

      Following is a description of non-principal tax exempt securities in which the Fund may invest.

      Variable Rate Demand Instruments. Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 13 months.

      Municipal Notes. Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

      Tax Increment Financing Bonds. Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

      Municipal Mortgage Back Securities. Municipal mortgage backed securities are special revenue bonds the proceeds of which may be used to provide mortgage loans for single family homes or to finance multifamily housing. Municipal mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Municipal mortgage backed securities generally have fixed interest rates.

      PACS. PACs (planned amortization classes) are a sophisticated form of mortgage backed security issued with a companion class. PACs receive principal payments and prepayments at a specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs to control prepayment risks by increasing the risks to their companion classes.



Credit Enhancement

      Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to a security's holders. Each form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Structured Notes

      The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets, such as indices reflecting taxable and tax exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note.

      The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other assets(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

      The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the Fund's portfolio (and thereby decreasing the Fund's exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal income tax. The Fund will only invest in structured notes if it has received an opinion of counsel for the issuer or the advice of another authority believed by the Adviser to be reliable that the interest income on the notes will be exempt from federal income tax. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

Derivative Contracts

      Derivative contracts are financial instruments that require payments based upon changes in the values of designated or underlying securities, currencies, commodities, financial indices or other assets or instruments. Some derivative contracts such as futures, forwards and options require payments relating to a future trade involving the underlying asset. Other derivative contracts such as swaps require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

      Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

      For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open even if it is losing money on the contract, and to make any payments required under the contract even if it has to sell portfolio securities at unfavorable prices to do so. Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

      The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

      Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund's exposure to interest rate risks, and may also expose the Fund to liquidity, leverage and tax risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

      The Fund may trade in the following types of derivative contracts, as well as combinations of these contracts, including, but not limited to, options on futures contracts, options on forward contracts and options on swaps.

      Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset or instrument at a specified price, date and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

      The Fund may buy or sell the interest rate futures contracts and index financial futures contracts. The Fund may also buy or sell futures contracts on tax exempt securities and U.S. government and agency securities.

      Options. Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset or instrument from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset or instrument to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses or exercises the option. If the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

      Swaps. Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets or instruments with differing characteristics. Most swaps do not involve the delivery of the underlying assets or instruments by either party, and the parties might not own the assets or instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors and collars. Common swap agreements that the Fund may use include:

      Interest Rate Swaps. Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated, notional principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same notional principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million notional principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million notional principal amount.

      Caps and Floors. Caps and floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (cap) or below (floor) a certain level in return for a fee from the other party.

      Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or instrument during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset or instrument.

      Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite the direction anticipated by the Fund.

Short Sales

      The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Although short sale transactions are not currently available with respect to municipal bonds, the Fund may engage in short sales on taxable bonds and on futures contracts with respect to Municipal Bonds and taxable bonds.

      When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

      If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

      To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could theoretically be unlimited in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Investing In Securities Of Other Investment Companies

      The Fund may invest its assets in securities of other open-end or closed-end investment companies, including the securities of affiliated investment companies, as an efficient means of carrying out its investment policies and managing its uninvested cash.

Temporary Defensive Investments

      The Fund may make temporary defensive investments in the following taxable securities:

      Treasury Securities. Treasury securities are direct obligations of the federal government of the United States.

      Agency Securities. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity ("GSE") acting under federal authority. The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

      Bank Instruments. Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances.

      Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities.

      Commercial Paper. Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

      Repurchase Agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and place. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

      The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

      Repurchase agreements are subject to credit risks.

                          MANAGEMENT OF THE FUND

Board of Trustees

      The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 44 investment companies (comprising 138 portfolios). Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and WesMark Funds--five portfolios.

Interested Trustees Background And Compensation



---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Name Birth Date  Principal Occupation(s) for Past Five Years,     Aggregate    Total
Address          Other Directorships Held and Previous Positions  Compensation Compensation
Positions Held                                                    From         From
with Fund                                                         Fund +       Fund and
                                                                               Federated
                                                                               Fund
                                                                               Complex
                                                                               (past
                                                                               calendar
                                                                               year)

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
John F.          Principal Occupations: Chairman and Director or  $0         $0
Donahue* Birth   Trustee of the Federated Fund Complex; Chairman
Date: July28,    and Director, Federated Investors, Inc.;
1924 CHAIRMAN    Chairman, Federated Investment Management
AND              Company, Federated Global Investment Management
TRUSTEE(1)(2)    Corp. and Passport Research, Ltd. Previous
                 Positions: Trustee, Federated Investment
                 Management Company and Chairman and Director,
                 Federated Investment Counseling.

J. Christopher   Principal Occupations: President and Chief       $0         $0
Donahue* Birth   Executive Officer of the Federated Fund
Date: April11,   Complex; Director or Trustee of some of the
1949 PRESIDENT   Funds in the Federated Fund Complex; President,
AND              Chief Executive Officer and Director, Federated
TRUSTEE(1)(2)    Investors, Inc.; President, Chief Executive
                 Officer and Trustee, Federated Investment
                 Management Company; Trustee, Federated
                 Investment Counseling; President, Chief
                 Executive Officer and Director, Federated
                 Global Investment Management Corp.; President
                 and Chief Executive Officer, Passport Research,
                 Ltd.; Trustee, Federated Shareholder Services
                 Company; Director, Federated Services Company.
                 Previous Position: President, Federated
                 Investment Counseling.

Lawrence D.      Principal Occupations: Director or Trustee of    $0         $148,500.00
Ellis, M.D.*     the Federated Fund Complex; Professor of
Birth Date:      Medicine, University of Pittsburgh; Medical
October11, 1932  Director, University of Pittsburgh Medical
3471 Fifth       Center Downtown; Hematologist, Oncologist and
Avenue Suite     Internist, University of Pittsburgh Medical
1111             Center. Other Directorships Held: Member,
Pittsburgh, PA   National Board of Trustees, Leukemia Society of
TRUSTEE(1)(2)    America. Previous Positions: Trustee,
                 University of Pittsburgh; Director, University
                 of Pittsburgh Medical Center.

o     Family relationships and reasons for "interested" status: John F.
      Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated
      Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is
      "interested" because his son-in-law is employed by, Federated
      Securities Corp., a subsidiary of Federated Investors, Inc.

+ Board members will not receive compensation from the Fund during the Fund's first fiscal year. Thereafter, the Fund will be subject to a base charge of $250 per quarter; the remainder of the "Total Compensation" in column two will be allocated to each fund in the Federated Fund Complex based on the net assets of each such fund.

Independent Trustees Background And Compensation

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Name Birth Date  Principal Occupation(s) for Past Five Years,     Aggregate    Total
Address          Other Directorships Held and Previous Positions  Compensation Compensation
Positions Held                                                    From         From
with Fund                                                         Fund +       Fund and
                                                                               Federated
                                                                               Fund
                                                                               Complex
                                                                               (past
                                                                               calendar
                                                                               year)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Thomas G.         Principal Occupation: Director or Trustee of    $0         $163,350.00
Bigley Birth      the Federated Fund Complex. Other
Date:             Directorships Held: Director, Member of
February3, 1934   Executive Committee, Children's Hospital of
15 Old Timber     Pittsburgh; Director,  University of
Trail             Pittsburgh. Previous Position: Senior Partner,
Pittsburgh, PA    Ernst & Young LLP.
TRUSTEE(1)(2)


John T. Conroy,   Principal Occupations: Director or Trustee of   $0         $163,350.00
Jr. Birth Date:   the Federated Fund Complex; Chairman of the
June23, 1937      Board, Investment Properties Corporation;
Grubb &           Partner or Trustee in private real estate
Ellis/Investment  ventures in Southwest Florida. Previous
Properties        Positions: President, Investment Properties
Corporation       Corporation; Senior Vice President, John R.
3838 Tamiami      Wood and Associates, Inc., Realtors;
Trail North       President, Naples Property Management, Inc.
Naples, FL        and Northgate Village Development Corporation.
TRUSTEE(1)(2)

Nicholas P.       Principal Occupation: Director or Trustee of    $0         $163,350.00
Constantakis      the Federated Fund Complex; Previous
Birth Date:       Position:  Partner, Andersen Worldwide SC.
September3,       Other Directorships Held: Director, Michael
1939 175          Baker Corporation (engineering and energy
Woodshire Drive   services worldwide).
Pittsburgh, PA
 TRUSTEE (1)(2)

John F.           Principal Occupation: Director or Trustee of    $0         $148,500.00
Cunningham        the Federated Fund Complex. Other
Birth Date:       Directorships Held: Chairman, President and
March5, 1943      Chief Executive Officer, Cunningham & Co.,
353 El Brillo     Inc. (strategic business consulting); Trustee
Way Palm Beach,   Associate, Boston College. Previous Positions:
FL TRUSTEE(1)(2)  Director, Redgate Communications and EMC
                  Corporation (computer storage systems);
                  Chairman of the Board and Chief Executive
                  Officer, Computer Consoles, Inc.; President
                  and Chief Operating Officer, Wang
                  Laboratories; Director, First National Bank of
                  Boston; Director, Apollo Computer, Inc.

Peter E. Madden   Principal Occupation: Director or Trustee of    $0         $148,500.00
Birth Date:       the Federated Fund Complex; Management
March16, 1942     Consultant.
One Royal Palm    Other Directorships Held: Board of Overseers,
Way 100 Royal     Babson College
Palm Way Palm     Previous Positions: Representative,
Beach, FL         Commonwealth of Massachusetts General Court;
TRUSTEE(1)(2)     President, State Street Bank and Trust Company
                  and State Street Corporation (retired);
                  Director, VISA USA and VISA International;
                  Chairman and Director, Massachusetts Bankers
                  Association; Director, Depository Trust
                  Corporation; Director, The Boston Stock
                  Exchange.

Charles F.        Principal Occupations: Director or Trustee of   $0         $163,350.00
Mansfield, Jr.    the Federated Fund Complex; Management
Birth Date:       Consultant; Executive Vice President, DVC
April10, 1945     Group, Inc. (marketing, communications and
80 South Road     technology) (prior to 9/1/00). Previous
Westhampton       Positions: Chief Executive Officer, PBTC
Beach, NY         International Bank; Partner, Arthur Young &
TRUSTEE(1)(2)     Company (now Ernst & Young LLP); Chief
                  Financial Officer of Retail Banking Sector,
                  Chase Manhattan Bank; Senior Vice President,
                  HSBC Bank USA (formerly, Marine Midland Bank);
                  Vice President, Citibank; Assistant Professor
                  of Banking and Finance, Frank G. Zarb School
                  of Business, Hofstra University.

John E. Murray,   Principal Occupations: Director or Trustee of   $0         $178,200.00
Jr., J.D.,        the Federated Fund Complex; Chancellor and Law
S.J.D. Birth      Professor, Duquesne University; Consulting
Date:             Partner, Mollica & Murray. Other Directorships
December20,       Held: Director, Michael Baker Corp.
1932              (engineering, construction, operations and
Chancellor,       technical services). Previous Positions:
Duquesne          President, Duquesne University; Dean and
University        Professor of Law, University of Pittsburgh
Pittsburgh, PA    School of Law; Dean and Professor of Law,
TRUSTEE(1)(2)     Villanova University School of Law.

Marjorie P.       Principal Occupations: Director or Trustee of   $0         $148,500.00
Smuts Birth       the Federated Fund Complex; Public Relations/
Date: June21,     Marketing Consultant/Conference Coordinator.
1935 4905         Previous Positions: National Spokesperson,
Bayard Street     Aluminum Company of America; television
Pittsburgh, PA    producer; President, Marj Palmer Assoc.;
TRUSTEE(1)(2)     Owner, Scandia Bord.

+ Board members will not receive compensation from the Fund during the Fund's first fiscal year. Thereafter, the Fund will be subject to a base charge of $250 per quarter; the remainder of the "Total Compensation" in column two will be allocated to each fund in the Federated Fund Complex based on the net assets of each such fund.




---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

Name Birth Date  Principal Occupation(s) for Past Five Years,     Aggregate    Total
Address          Other Directorships Held and Previous Positions  Compensation Compensation
Positions Held                                                    From         From
with Fund                                                         Fund +       Fund and
                                                                               Federated
                                                                               Fund
                                                                               Complex
                                                                               (past
                                                                               calendar
                                                                               year)

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
John S. Walsh     Principal Occupations: Director or Trustee of   $0         $148,500.00
Birth Date:       the Federated Fund Complex; President and
November28,       Director, Heat Wagon, Inc. (manufacturer of
1957 2604         construction temporary heaters); President and
William Drive     Director, Manufacturers Products, Inc.
Valparaiso, IN    (distributor of portable construction
 TRUSTEE(1)(2)    heaters); President, Portable Heater Parts, a
                  division of Manufacturers Products, Inc.
                  Previous Position: Vice President, Walsh &
                  Kelly, Inc.


OFFICERS**

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Name Birth       Principal Occupation(s) and Previous Positions
Date Address
Positions Held
with Fund
---------------------------------------------------------------------------------------
John W.          Principal Occupations: Executive Vice President and Secretary of the
McGonigle        Federated Fund Complex; Executive Vice President, Secretary and
Birth Date:      Director, Federated Investors, Inc. Previous Positions: Trustee,
October26,       Federated Investment Management Company and Federated Investment
1938 EXECUTIVE   Counseling; Director, Federated Global Investment Management Corp.,
VICE PRESIDENT   Federated Services Company and Federated Securities Corp.
AND SECRETARY

Richard J.       Principal Occupations: Treasurer of the Federated Fund Complex;
Thomas Birth     Senior Vice President, Federated Administrative Services. Previous
Date: June17,    Positions: Vice President, Federated Administrative Services; held
1954 TREASURER   various management positions within Funds Financial Services
                 Division of Federated Investors, Inc.

Richard B.       Principal Occupations: President or Vice President of some of the
Fisher Birth     Funds in the Federated Fund Complex; Vice Chairman, Federated
Date: May17,     Investors, Inc.; Chairman, Federated Securities Corp. Previous
1923 VICE        Positions: Director or Trustee of some of the Funds in the Federated
PRESIDENT        Fund Complex; Executive Vice President, Federated Investors, Inc.
                 and Director and Chief Executive Officer, Federated Securities Corp.

William D.       Principal Occupations: Chief Investment Officer of this Fund and
Dawson III       various other Funds in the Federated Fund Complex; Executive Vice
Birth Date:      President, Federated Investment Counseling, Federated Global
March3, 1949     Investment Management Corp., Federated Investment Management Company
CHIEF            and Passport Research, Ltd.; Director, Federated Global Investment
INVESTMENT       Management Corp. and Federated Investment Management Company;
OFFICER          Portfolio Manager, Federated Administrative Services; Vice
                 President, Federated Investors, Inc. Previous Positions: Executive
                 Vice President and Senior Vice President, Federated Investment
                 Counseling Institutional Portfolio Management Services Division;
                 Senior Vice President, Federated Investment Management Company and
                 Passport Research, Ltd.

Mary Jo Ochson   Mary Jo Ochson is the Portfolio Manager of the Fund. She is Vice
Birth Date:      President of the Fund.  Ms. Ochson joined Federated in 1982 and has
September 12,    been a Senior Portfolio Manager and a Senior Vice President of the
1953 SENIOR      Fund's Adviser since 1996. From 1988 through 1995, Ms. Ochson served
VICE PRESIDENT   as a Portfolio Manager and a Vice President of the Fund's Adviser.
                 Ms. Ochson is a Chartered Financial Analyst and received her M.B.A.
                 in Finance from the University of Pittsburgh.

+ Board members will not receive compensation from the Fund during the Fund's first fiscal year. Thereafter, the Fund will be subject to a base charge of $250 per quarter; the remainder of the "Total Compensation" in column two will be allocated to each fund in the Federated Fund Complex based on the net assets of each such fund.

(1) After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of trustees for which he or she serves:
   -- Messrs. John F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., and
   John S. Walsh, as Class I trustees, are expected to stand for re-election at the Fund's 2004 meeting of shareholders.
   -- Messrs. J. Christopher Donahue, Nicholas P. Constantakis, John F.
   Cunningham, and Majorie P. Smuts, as Class II trustees, are expected to stand for re-election at the Fund's 2005 meeting of shareholders.
   -- Messrs. Lawrence D. Ellis, M.D., Peter E. Madden, Charles F.
   Mansfield, Jr. and John E. Murray, Jr., J.D, S.J.D., as Class III trustees, are expected to stand for re-election at the Fund's 2006 meeting of shareholders.


**    Officers do not receive any compensation from the Fund.
Thomas R. Donahue, Chief Financial Officer, Vice President, Treasurer and
Assistant Secretary of Federated Investors, Inc. and an officer of its various advisory and underwriting subsidiaries, has served as a Term
Member on the Board of Directors of Duquesne University, Pittsburgh,
Pennsylvania, since May 12, 2000. Mr. John E. Murray, Jr., an Independent
Trustee of the Fund, served as President of Duquesne from 1988 until his retirement from that position in 2001, and became Chancellor of Duquesne on August 15, 2001. It should be noted that Mr. Donahue abstains on any matter that comes before Duquesne's Board that affects Mr. Murray personally.

Committees of the Board
 --------------------------------------------------------------------------------------
 Board     Committee        Committee Functions                                Meetings
 Committee Members                                                             Held
                                                                               During
                                                                               Last
                                                                               Fiscal
                                                                               Year
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Executive John F.          In between meetings of the full Board, the         None
           Donahue John     Executive Committee generally may exercise all
           E. Murray,       the powers of the full Board in the management
           Jr., J.D.,       and direction of the business and conduct of the
           S.J.D.           affairs of the Fund in such manner as the
                            Executive Committee shall deem to be in the best
                            interests of the Fund. However, the Executive
                            Committee cannot elect or remove Board members,
                            increase or decrease the number of Trustees,
                            elect or remove any Officer, declare dividends,
                            issue shares or recommend to shareholders any
                            action requiring shareholder approval.

 Audit     Thomas G.        The Audit Committee reviews and recommends to      One
           Bigley John T.   the full Board the independent auditors to be
           Conroy, Jr.      selected to audit the Fund's financial
           Nicholas P.      statements; meets with the independent auditors
           Constantakis     periodically to review the results of the audits
           Charles F.       and report the results to the full Board;
           Mansfield, Jr.   evaluates the independence of the auditors,
                            reviews legal and regulatory matters that may
                            have a material effect on the financial
                            statements, related compliance policies and
                            programs, and the related reports received from
                            regulators; reviews the Fund's internal audit
                            function; review compliance with the Fund's code
                            of conduct/ethics; review valuation issues;
                            monitors inter-fund lending transactions;
                            reviews custody services and issues and
                            investigate any matters brought to the
                            Committee's attention that are within the scope
                            of its duties.


Board Ownership of Shares in the Fund and in the Federated Family of Investment Companies as of December 31, 2002

 --------------------------------------------


                                Aggregate
                      Dollar    Dollar
                      Range     Range of
                      of        Shares
 Interested Board     Shares    Owned in
 Member Name          Owned     Federated
                      in Fund   Family of
                                Investment
                                Companies
 --------------------------------------------
 --------------------------------------------
 John F. Donahue      $0        Over
                                $100,000
 J. Christopher     $50,001-10O Over
 Donahue                        $100,000
 Lawrence D. Ellis,   $0        Over
 M.D.                           $100,000

 Independent Board
 Member Name
 Thomas G. Bigley     $0        Over
                                $100,000
 John T. Conroy, Jr.  $0        Over
                                $100,000
 Nicholas P.          $0        Over
 Constantakis                   $100,000
 John F. Cunningham   $0        Over
                                $100,000
 Peter E. Madden      $0        Over
                                $100,000
 Charles F.           $0        $50,001 -
 Mansfield, Jr.                 $100,000
 John E. Murray,      $0        Over
 Jr., J.D., S.J.D.              $100,000
 Marjorie P. Smuts    $0        Over
                                $100,000
 John S. Walsh        $0        Over
                                $100,000

      The Trustees and Officers of the Fund beneficially and as a group owned less than 1% of the outstanding shares of the Fund as of January 31, 2003.

Code of Ethics

      As required by SEC rules, the Fund, its Adviser and the Fund's principal underwriters have adopted codes of ethics. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The codes of ethics are available on the EDGAR Database on the Security and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Security and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Investment Adviser

      The Adviser conducts investment research and makes investment decisions for the Fund.

      The Adviser is a wholly owned subsidiary of Federated.

      Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay for the investment advisory services and facilities provided by the Adviser a fee payable monthly in arrears at an annual rate equal to 0.55% of the average daily value of the Fund's Managed Assets (the "Management Fee"). The Adviser has contractually agreed to waive receipt of a portion of its Management Fee in the amount of 0.20% of the average daily value of the Fund's Managed Assets for the first five years of the Fund's operations (through December 31, 2007), and for a declining amount for an additional three years (through December 31, 2010). Managed Assets means the total assets of the Fund including any assets attributable to any AMPS, any other preferred shares that may be issued in the future or borrowings that may be outstanding, minus the sum of accrued liabilities other than indebtedness attributable to financial leverage. The liquidation preference of AMPS or any other preferred shares that may be issued in the future is not a liability.

      The Adviser shall not be liable to the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Fund.

      As required by the 1940 Act, the Board has reviewed the Fund's investment advisory contract. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to other funds in the Federated Fund family ("Federated Funds").

      The Board also considered the compensation and benefits received by the Adviser. This includes fees to be received for services provided to the Fund by other entities in the Federated organization and research services to be received by the Adviser from brokers that execute Fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's services and fee. The Fund's Board is aware of these factors and has taken them into account in its review of the Fund's advisory contract.

      The Board considered and weighed these circumstances in light of its accumulated experience in working with Federated on matters relating to the Federated Funds, and was assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requested and received a significant amount of information about the Fund, the Federated Funds and the Federated organization. Thus, the Board's evaluation of the Fund's advisory contract included an analysis of reports covering such matters as: the Adviser's investment philosophy, personnel and processes; the short- and long-term performance of other Federated Funds (in absolute terms as well as in relationship to their particular investment programs and certain competitor or "peer group" funds) and comments on the reasons for performance; the Fund's proposed expenses, including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations; the possible use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services to be provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated Funds and the Federated companies that service them; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them.

      The Board also received financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated Funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as administrator and transfer agent to the Federated Funds). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute fund trades.

      The Board based its decision to approve the Fund's advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board did not consider any one of the factors and considerations identified above to be determinative. Because the totality of circumstances included considering the relationship of each Fund to the Federated Funds, the Board did not approach consideration of the Fund's advisory contract as if that were the only Federated Fund.



Custodian

      State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund.

Independent Auditors

      The independent auditor for the Fund, Ernst & Young LLP, conducts its audits in accordance with auditing standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

                          BROKERAGE TRANSACTIONS

      When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds under common control with the Fund. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

      Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the accounts(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

                     ADDITIONAL INFORMATION CONCERNING
                           THE AUCTIONS FOR AMPS

General

      Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository with respect to the AMPS. One certificate for all of the AMPS will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of AMPS contained in the Statement of Preferences of Auction Market Preferred Shares. The Fund will also issue stop-transfer instructions to the transfer agent for AMPS. Prior to the commencement of the right of holders of AMPS to elect a majority of the Fund's trustees, as described under "Description of the AMPS--Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the AMPS and owners of AMPS will not be entitled to receive certificates representing their ownership interest in such shares.

      DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of AMPS, whether for its own account or as a nominee for another person.

Concerning the Auction Agent

      The auction agent will act as agent for the Fund in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent was negligent in ascertaining the pertinent facts.

      The auction agent may rely upon, as evidence of the identities of the holders of AMPS, the auction agent's registry of holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfers of AMPS" in the prospectus and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:30 p.m., New York City time, on the business day preceding such auction.

      The auction agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 45 days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

Broker-Dealers

      The auction agent after each auction for AMPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1%, in the case of any auction before a rate period of seven days, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any auction before a special rate period, of the purchase price of AMPS placed by such Broker-Dealer at such auction.

      The Fund may request the auction agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one
Broker-Dealer agreement is in effect after such termination.

      The Broker-Dealer agreement provides that a Broker-Dealer, other than an affiliate of the Fund, may submit orders in auctions for its own account. Any Broker-Dealer that is an affiliate of the Fund may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.


                       DESCRIPTION OF COMMON SHARES

      A description of Common Shares is contained in the prospectus. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Other Shares

      The Board, subject to applicable law and the Fund's Agreement and Declaration of Trust, may authorize an offering, without the approval of the Common Shareholders or holders of AMPS, of other classes or series of shares, as it determines to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares and the AMPS.

                        REPURCHASE OF COMMON SHARES

      The Fund is a closed-end management investment company and as such its Common Shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Fund's Board may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such Common Shares in the open market or in private transactions, the making of a tender offer for such Common Shares or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

      Notwithstanding the foregoing, at any time when AMPS are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued AMPS dividends have been paid and
(2) at the time of such purchase, redemption or acquisition, the NAV of the Fund's portfolio, determined after deducting the acquisition price of the Common Shares, is at least 200% of the liquidation value of the outstanding AMPS (the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

      Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board would have to comply with the Securities Exchange Act of 1934, as amended, the 1940 Act and the rules and regulations thereunder.

      Although the decision to take action in response to a discount from NAV will be made by the Board at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such Common Shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any
(a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event, or condition, which would have a material adverse effect, including any adverse tax effect, on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

      The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

      In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when AMPS are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

      Before deciding whether to take any action if the Common Shares trade below NAV, the Fund's Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                TAX MATTERS

      The following is a description of certain federal income tax consequences to a shareholder acquiring, holding and disposing of AMPS. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

      The Fund intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets and distributions of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year,
(1) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the total assets is invested in the securities of any one issuer, other than United States government securities and securities of other regulated investment companies, or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

      As a regulated investment company, the Fund will not be subject to federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (1) its "investment company taxable income" (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (2) its net tax exempt interest (the excess of its gross tax exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain, which consists of the excess of its net long-term capital gain over its net short-term capital loss. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gains included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (2) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax exempt interest and any investment company taxable income and net capital gain.

      Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect, unless it has made a special taxable year election for excise tax purposes, to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

      Distributions by the Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to shareholders as ordinary income, to the extent of the current or accumulated earnings and profits of the Fund and generally will not qualify for the dividends received deduction in the case of corporate shareholders. Net long-term capital gains realized by the Fund and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. Distributions by the Fund that do not constitute ordinary income dividends, capital gain distributions or exempt-interest dividends (as defined below) will be treated as a return of capital to the extent of, and in reduction of, the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

      The Fund intends to invest in sufficient tax exempt securities to permit payment of "exempt-interest dividends," as defined in the Code. Except as provided below, exempt-interest dividends paid to holders of AMPS are not includable in the holder's gross income for federal income tax purposes.

      If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to holders of AMPS.

      Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

      Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund and received by the holder of common shares on December 31.

      The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its AMPS as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between Common Shareholders and holders of AMPS in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

      Exempt-interest dividends are included in determining what portion, if any, of a person's Social Security and railroad retirement benefits will be includable in gross income subject to federal income tax.

      Although exempt-interest dividends generally may be treated by holders of AMPS as items of interest excluded from their gross income, each holder of AMPS is advised to consult his tax advisor with respect to whether exempt-interest dividends retain their exclusion if the shareholder would be treated as a "substantial user," or a "related person" of a substantial user, of the facilities financed with respect to any of the tax exempt obligations held by the Fund.

      Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain "private activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. In addition, for corporations alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings. Accordingly, investment in the Fund could cause holders of AMPS to be subject to or result in an increased liability under the AMT. The Fund will annually supply holders of AMPS a report indicating the amount and nature of amounts distributed to them.

      The redemption, sale or exchange of AMPS normally will result in capital gain or loss to holders of AMPS who hold their AMPS as capital assets. Generally, a holder of AMPS gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such preferred shares is attributable to tax exempt interest income. In addition, gain realized by the Fund from the disposition of a tax exempt security that is attributable to accrued market discount will be treated as ordinary income rather than capital gain, and thus may increase the amount of ordinary income dividends received by holders of AMPS. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains will be taxed at a maximum rate of 20% (or 18% for capital assets that have been held for more than five years and whose holding periods began after December 31, 2000), while short-term capital gains and other ordinary income will currently be taxed at a maximum rate of 38.6%1. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

      All or a portion of a sales charge paid in purchasing AMPS cannot be taken into account for purposes of determining gain or loss on the redemption, sale or exchange of such Shares within 90 days after their purchase to the extent AMPS or shares of another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption, sale or exchange of AMPS if the holder of AMPS purchases other AMPS of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to AMPS of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of AMPS held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such AMPS and, if not disallowed, such losses will be treated as long-term capital losses to the extent of any capital gain dividends received, or amounts credited as undistributed capital gains, with respect to such AMPS.

      In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year the sum of at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

      If in any tax year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.
----------
1    The Economic Growth and Tax Relief Reconciliation Act of 2001,
   effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates. The Bush Administration has announced a tax proposal which would accelerate the changes in tax rates and apply the maximum 35% tax rate in 2003.
---------

      The Fund is required to withhold tax at a rate equal to the fourth lowest rate applicable to unmarried individuals (currently, 30%) on taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder's federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

      If at any time when the Fund's AMPS are outstanding the Fund fails to meet the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, the Fund will be required to suspend distributions to holders of its Common Shares until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of the AMPS--Dividends and Rate Periods-Restrictions on Dividends and Other Distributions" in the prospectus. This may prevent the Fund from distributing at least an amount equal to the sum of 90% of its investment company taxable income (determined without regard to dividends paid) and 90% of its net tax exempt income, and may therefore jeopardize the Fund's qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income, including net capital gain, or both. Upon failure to meet the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, the Fund will be required to redeem AMPS in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

      The Fund may, at its option, redeem AMPS in whole or in part, and is required to redeem AMPS to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from a redemption of AMPS will be taxed as gain or loss from the sale or exchange of AMPS under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an shareholder's interest in the Fund, (c) is substantially disproportionate with respect to the shareholder or (d) with respect to a non-corporate shareholder, is in partial liquidation of the shareholder's interest in the Fund. For purposes of (a), (b) and (c) above, a holder of AMPS ownership of Common Shares will be taken into account.

      Based in part on a lack of present intention on the part of the Fund to redeem the AMPS at any time in the future, the Fund intends to take the position that under present law the AMPS will constitute stock, rather than debt of the Fund. It is possible, however, that the Internal Revenue Service could take a contrary position asserting for example that the AMPS constitutes debt of the Fund. If that position was upheld, distributions in the AMPS would be considered interest, taxable as ordinary income regardless of the taxable earnings of the Fund.

      The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Holders of AMPS are advised to consult their own tax advisers for more detailed information concerning the federal income taxation of the Fund and the income tax consequences to its holders of AMPS.

                                  EXPERTS

      The financial statements of the Fund at December 16, 2002 appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.



                          ADDITIONAL INFORMATION

      A registration statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the registration statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. A copy of the registration statement may be inspected without charge on the EDGAR Database at the Commission's website at http://www.sec.gov or at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                       INDEPENDENT AUDITORS' REPORT

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and
Board of Trustees of
Federated Premier Intermediate Municipal Income Fund

We have audited the accompanying statement of assets and liabilities of Federated Premier Intermediate Municipal Income Fund (the Fund) as of December 16, 2002. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Federated Premier Intermediate Municipal Income Fund at December 16, 2002, in conformity with accounting principles generally accepted in the United States of America.


                                                [GRAPHIC
                                          OMITTED][GRAPHIC OMITTED]

Boston, Massachusetts
December 16, 2002









                           FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES December 16, 2002

Assets:
Cash                                                        $100,003
Deferred Offering Costs                                       200,000

Total Assets                                                        300,003

Liabilities:
            Offering Costs Payable                          (200,000)

            Total Liabilities                               (200,000)

Net Assets (6,981 shares of $0.01 par value shares of beneficial interest issued and outstanding; unlimited authorized shares)
$100,003

Net Asset Value Per Share
$14.33
Maximum Offering Price Per Share (100 /95.50 of $14.33)
     $15.00

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1.    Organization

Federated Premier Intermediate Municipal Income Fund ("the Fund") was organized as a Delaware Statutory Trust on October 31, 2002. The Fund has had no operations to date other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Federated Investment Management Company ("the Investment Adviser"), a wholly owned subsidiary of Federated Investors, Inc., of 6,981 shares of beneficial interest at an aggregate purchase price of $100,003.

2.    Accounting Policies

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.






3.    Investment Adviser and Related Parties


The Fund has entered into an Investment Management Agreement (the
"Agreement") with the Investment Adviser to serve as investment manager to the Fund. Pursuant to the Agreement, the Fund pays the Investment Adviser an annual management fee, payable daily, at the annual rate of 0.55 % of the Fund's average daily net assets.

In order to reduce fund expenses, the Investment Adviser has contractually agreed to waive a portion of its management fee at the annual rate of 0.20% of the Fund's average daily net assets, not inclusive of any net assets attributable to any preferred shares that may be issued, from the commencement of operations through December 31, 2007, and for a declining amount thereafter through December 31, 2010.

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

4.    Organization Expenses and Offering Costs

Based on an estimated Fund offering of 6,400,000 shares, organization expenses and offering costs are estimated to be $461,114. The Investment Advisor has agreed to pay i) all organizational expenses; and ii) the amount by which the aggregate of all of the Fund's offering costs (other than sales load) exceed $0.03 per share. Such amount to be paid by the Investment Adviser is $192,000. The Fund will pay offering costs estimated at $269,114 from the proceeds of the offering. Offering costs paid by the Fund will be charged as a reduction of paid-in capital at the completion of the Fund offering.

5.    Federal Income Taxes

The Fund intends to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to federal excise tax.

6.    Contingent Receivable from Investment Adviser

In the event that the public offering of the Fund does not occur, the Investment Adviser has agreed to reimburse the Fund for all offering costs.




FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
FINANCIAL HIGHLIGHTS
(For a Common Share Outstanding Throughout the Period)


Period Ended February 3
(Unaudited)                       20031
Net Asset Value, Beginning of    $14.32
Period

Income From Investment
Operations:
Net investment income              0.05 2
Net realized and unrealized
gain (loss) on investments        (0.03 )
Total from investment
operations                         0.02
Capital charge with respect to
issuance of common shares         (0.03 )
Net Asset Value, End of Period   $14.31
Market Value, End of Period      $14.59
Total Investment Return3          (2.73 )%


Ratios to Average Net Assets:
Expenses                           0.55 %
Net investment income              2.90 %
Expense waiver/reimbursement4      0.34 %

Supplemental Data:
Net assets, end of period (000  $99,413
omitted)
Portfolio turnover                   20 %

(1) Reflects operations for the period from December 20, 2002
(commencement of investment operations) to February 3, 2003.
---------------------------------------------------------------------------
(2) Calculated using average shares outstanding.
(3) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Returns for a period less than one year are not annualized.
(4) This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

















Portfolio of Investments

------------------------------------------------------------------------------------
Federated Premier Intermediate Municipal Income Fund
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 February 3, 2003 (Unaudited)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 Principal                                                                    Value
Amount
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 LONG-TERM MUNICIPALS - 103.1%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Alaska - 4.2%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
      $3,815,000 Alaska State Housing Finance Corp., State           $    4,186,467
                 Capitalization Project Revenue Bonds, Series A,
                 5.00% (MBIA INS), 7/1/2011
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Arkansas - 3.9%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 University of Arkansas, Various Facilities
       3,550,000 Revenue Bonds, 5.00% (University of                      3,892,504
                 Arkansas-Fayetteville Campus)/(FGIC INS),
                 12/1/2012
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 California - 5.8%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 California State Educational Facilities
       1,250,000 Authority Revenue Bonds (Series 2000A), 6.75%            1,366,700
                 (Fresno Pacific University), 3/1/2019
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Golden State, CA Tobacco Securitization Corp.,
       3,000,000 Tobacco Settlement Revenue Bonds (Series                 2,853,360
                 2003A1), 6.25%, 6/1/2033
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Orange County, CA Development Agency, Tax
       1,500,000 Allocation, 6.125% (Santa Ana Heights Project),          1,540,785
                 9/1/2023
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          5,760,845
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Colorado - 2.1%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Denver, CO City & County Airport Authority,
       1,855,000 Airport Revenue Bonds, Series E, 6.00% (MBIA             2,125,737
                 INS), 11/15/2011
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Florida - 2.1%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Capital Trust Agency, FL, Revenue Bonds (Series
       1,000,000 2001), 10.00% (Seminole Tribe of Florida                 1,028,230
                 Convention and Resort Hotel Facilities),
                 10/1/2033
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Heritage Harbour, FL Community Development Revenue Bonds 1,000,150
       1,000,000 2002B), 5.40%, 11/1/2008
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          2,028,380
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Georgia - 3.9%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 La Grange, GA Water and Sewer Revenue Bonds,
       1,500,000 4.25%, 1/1/2010                                          1,602,255
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Municipal Electric Authority of Georgia, Revenue
       2,115,000 Bonds (Series 2002A), 5.25%, 11/1/2015                   2,291,835
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          3,894,090
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Hawaii - 1.0%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Hawaii State Department of Budget and Finance,
       1,000,000 Special Purpose Revenue Bonds (Series 2003A),            1,001,390
                 7.00% (Kahala Nui Project), 11/15/2012
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Illinois - 5.1%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Chicago, IL Motor Fuel Tax, Refunding Revenue
       1,000,000 Bonds , 5.375% (AMBAC INS)/(Original Issue               1,106,120
                 Yield: 5.519%), 1/1/2014
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Chicago, IL O'Hare International Airport Revenue
       1,790,000 Bonds, 5.50%, 1/1/2015                                   1,966,315
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Chicago, IL Special Assessment , Improvement
       1,000,000 Bonds (Series 2002), 6.626% (Lakeshore East                997,690
                 Project)/(Original Issue Yield: 6.637%),
                 12/1/2022
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Illinois Educational Facilities Authority
       1,000,000 Revenue Bonds (Series 2003A), 5.00% (Augustana             999,320
                 College), 10/1/2014
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          5,069,445
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Indiana - 2.4%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Indiana Health Facilities Financing Authority,
       2,000,000 Hospital Revenue Bonds, Monthly VRDNs (Clarian           2,400,000
                 Health Obligations)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Kentucky - 2.1%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Kentucky Economic Development Finance Authority,
       2,000,000 Health System Revenue Bonds (Series 2000A),              2,081,800
                 6.25% (Norton Healthcare, Inc.), 10/1/2012
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Louisiana - 4.5%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Louisiana Local Government Environmental
       1,535,000 Facilities Community Development Authority,              1,690,081
                 Revenue Bonds , 5.375% (BRCC Facilities
                 Corp.)/(MBIA INS), 12/1/2014
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Louisiana Local Government Environmental
       1,630,000 Facilities Community Development Authority,              1,782,128
                 Revenue Bonds , 5.375% (BRCC Facilities
                 Corp.)/(MBIA INS), 12/1/2015
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 West Feliciana Parish, LA Pollution Control
       1,000,000 Revenue Bonds, 7.00% (Gulf States Utilities),            1,032,550
                 11/1/2015
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          4,504,759
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Massachusetts - 3.5%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Commonwealth of Massachusetts, LT GO Bonds
       1,000,000 (Series 1997A), 5.75%, 8/1/2008                          1,150,260
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Commonwealth of Massachusetts, LT GO Bonds
       2,000,000 (Series C), 5.50% (FSA INS), 11/1/2010                   2,275,720
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          3,425,980
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Michigan - 4.1%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Cornell Township, MI Economic Development
       2,000,000 Revenue Bonds, 5.875% (Meadwestvaco-Escanaba             2,002,760
                 Project), 5/1/2018
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Michigan State Hospital Finance Authority
       2,000,000 Revenue Bonds, 5.625% (Henry Ford Health                 2,085,860
                 Systems), 3/1/2017
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          4,088,620
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Missouri - 3.8%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 St. Louis, MO, Airport Revenue Bonds (Series A),
       1,450,000 5.25% (MBIA INS), 7/1/2009                               1,623,246
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 St. Louis, MO, Airport Revenue Bonds (Series A),
       1,060,000 5.25% (MBIA INS), 7/1/2010                               1,184,168
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 St. Louis, MO, Airport Revenue Bonds (Series A),
         910,000 5.25% (MBIA INS), 7/1/2011                               1,012,866
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          3,820,280
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Mississippi - 1.1%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Lowndes County, MS Solid Waste Disposal and
       1,000,000 Pollution Control Revenue Bonds, 6.70%                   1,118,070
                 (Weyerhauser Co. Project), 4/1/2022
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 North Carolina - 2.2%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Mecklenburg County, NC Public Improvement UT GO
       1,000,000 Bonds (Series 1998B), 4.40%, 2/1/2008                    1,082,580
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Wake County, NC Public Improvement UT GO Bonds,
       1,000,000 4.50%, 3/1/2010                                          1,074,190
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          2,156,770
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Nevada - 1.0%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 North Las Vegas, NV Local Improvements Special
       1,000,000 Assessment, 6.40%, 12/1/2022                             1,001,150
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 New Jersey - 1.4%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 New Jersey State Transportation Corp.,
       1,250,000 Certificates of Participation (Series 1999A),            1,392,813
                 5.00% (AMBAC INS), 9/15/2007
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 New Mexico - 1.0%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Farmington, NM Pollution Control Revenue Bonds
       1,000,000 (Series 2002A), 6.375% (El Paso Electric Co.             1,012,250
                 Project), 6/1/2032
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 New York - 1.9%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 New York State Urban Development Corp.,
       1,795,000 Correctional & Youth Facilities Service Revenue          1,852,404
                 Bonds (Series 2002C), 4.00% (XL Capital Ltd.
                 INS), 1/1/2010
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Ohio - 3.1%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Ohio State Air Quality Development Authority
       3,000,000 Revenue Bonds, 6.00% (Pollution Control,                 3,074,040
                 Cleveland), 12/1/2013
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Pennsylvania - 12.0%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Allegheny County, PA HDA, Health System Revenue
       1,000,000 Bonds, Series B, 9.25% (West Penn Allegheny              1,109,720
                 Health System)/(Original Issue Yield: 9.30%),
                 11/15/2015
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Cumberland County, PA Municipal Authority,
       1,000,000 Retirement Community Revenue Bonds (Series               1,000,780
                 2002A), 6.00% (Wesley Affiliated Services),
                 1/1/2013
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Erie County, PA Hospital Authority Revenue
       1,000,000 Bonds, Monthly VRDNs (Forestview Health Care             1,000,000
                 Center), 1/1/2032
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Pennsylvania State Higher Education Facilities
       2,500,000 Authority, Health System Revenue Bonds (Series           2,711,700
                 A), 6.25% (UPMC Health System), 1/15/2018
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Philadelphia, PA Gas Works, Revenue Bonds (4th
       1,500,000 Series), 5.00% (FSA INS), 8/1/2012                       1,626,540
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Philadelphia, PA Gas Works, Revenue Bonds
       1,475,000 (Sixteenth Series), 5.25% (FSA INS), 7/1/2008            1,655,643
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 State Public School Building Authority, PA,
       2,615,000 Revenue Bonds, 5.25% (MBIA INS), 9/1/2008                2,856,338
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                         11,960,721
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 South Carolina - 1.1%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Georgetown County, SC Environmental
       1,000,000 Improvements, Refunding Revenue Bonds (Series            1,061,700
                 2000A), 5.95% (International Paper Co.),
                 3/15/2014
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Texas - 11.0%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Austin, TX Electric Utility System Revenue Bonds
       2,975,000 (Series 2002A), 5.50%, 11/15/2012                        3,358,359
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Gulf Coast, TX Waste Disposal Authority, Revenue
       1,940,000 Bonds , 5.00% (Bayport Area System)/(AMBAC INS),         2,060,688
                 10/1/2015
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Houston, TX Airport System, Subordinated Lien
       1,500,000 Revenue Bonds , 5.25% (FSA INS), 7/1/2012                1,653,840
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Houston, TX Hotel Occupancy Tax, Convention &
       1,475,000 Entertainment Special Revenue Bonds (Series              1,617,397
                 2001B), 5.375% (AMBAC INS), 9/1/2013
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 North Central Texas HFDC, Revenue Bonds , 5.50%
       2,000,000 (Baylor Health Care System), 5/15/2007                   2,205,820
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                         10,896,104
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Utah - 4.4%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Emery County, UT Pollution Control Revenue
       4,400,000 Bonds, Daily VRDNs (Pacificorp Project)/(AMBAC           4,400,000
                 INS)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Virginia - 2.0%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Bell Creek, VA Community Development Authority,
       1,000,000 Special Assessment Revenue Bonds (Series 2003A),         1,001,080
                 6.75%, 3/1/2022
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Peninsula Ports Authority, VA, Residential Care
       1,000,000 Facilities Revenue Bonds, 7.375% (Virginia                 988,850
                 Baptist Homes), 12/1/2023
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          1,989,930
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Washington - 6.9%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Seattle, WA Municipal Light & Power, Revenue
       2,000,000 Refunding Bonds, 4.375% (FSA INS), 12/1/2009             2,139,480
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Tobacco Settlement Authority, WA, Tobacco
       1,500,000 Settlement Asset Backed Revenue Bonds, 6.50%             1,463,280
                 (Original Issue Yield: 6.65%), 6/1/2026
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Yakima County, WA, LT GO Bonds, 5.00% (AMBAC
       1,435,000 INS), 12/1/2010                                          1,583,264
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Yakima County, WA, LT GO Bonds, 5.25% (AMBAC
       1,495,000 INS), 12/1/2011                                          1,668,913
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          6,854,937
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Wisconsin - 5.5%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Badger, WI Tobacco Asset Securitization Corp.,
       2,500,000 Refunding Revenue Bonds, 6.125%, 6/1/2027                2,381,525
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Wisconsin State HEFA, Health Facilities Revenue
       2,000,000 Bonds, 5.75% (Synergyhealth, Inc.), 11/15/2015           2,047,460
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Wisconsin State HEFA, Health Facilities Revenue
       1,000,000 Bonds, 7.125% (Community Memorial Hospital, Inc.           989,200
                 Project), 1/15/2022
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          5,418,185
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST $102,487,36102,469,371
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 The cost of investments for federal tax purposes amounts to
               1 $102,487,366.  The net unrealized depreciation of investments on a federal tax basis amounts to $17,995 which is comprised of
                 $306,738 appreciation and $324,733 depreciation at February 3,
                 2003.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Note: The categories of investments are shown as a percentage of net assets
($99,412,719) at February 3, 2003.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
The following acronyms were used throughout this portfolio:
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
AMBAC            --American Municipal Bond Assurance Corporation
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
FGIC             --Financial Guaranty Insurance Corporation
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
FSA              --Financial Security Assurance
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
GO               --General Obligation
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
HDA              --Hospital Development Authority
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
INS              --Insured
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
LT               --Limited Tax
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
MBIA             --Municipal Bond Insurance Association
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
UT               --Unlimited Tax
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------








FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
February 3, 2003  (Unaudited)

Assets:
Total investments in securities, at value
(identified cost $102,487,366)                                   $102,469,371
Receivable for investments sold                                     7,258,117
Income receivable                                                     986,735
  Total assets                                                    110,714,223
Liabilities:
Payable to Bank                               $         8,131
Payable for investments purchased                  11,216,804
Accrued expenses                                       76,569
  Total liabilities                                                11,301,504
Net assets for 6,946,981 shares outstanding                        99,412,719
Net Assets Consist of:
Paid in capital                                                    99,272,391
Net unrealized depreciation of investments                            (17,995)
Accumulated net realized loss on
investments                                                          (155,767)
Undistributed net investment income                                   314,090
  Total Net Assets                                                 99,412,719
Net Asset Value Per Share
$99,412,719 / 6,946,981 common shares
outstanding                                                            $14.31
Market Value Per Share                                                 $14.59

See Notes which are an integral part of the Financial Statements
---------------------------------------------------------------------------









FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
STATEMENT OF OPERATIONS
Period Ended February 3, 2003 (Unaudited) (1)

Investment Income:
Interest                                                          $   373,555

Expenses:
Investment adviser fee                               $   59,466
Administrative personnel and
services fee                                             14,726
Custodian fees                                              594
Transfer and dividend
disbursing agent fees and
expenses                                                  3,785
Auditing fees                                             2,325
Legal fees                                                1,081
Portfolio accounting fees                                 5,947
Printing and postage                                      2,162
Insurance premiums                                          162
Miscellaneous                                             5,567
  Total expenseS                                         95,815
Waivers and Expense Reduction:
Waiver of investment adviser fee      $ (21,624)
Waiver of administrative
personnel and services fee              (14,726)
  Total waivers and expense
  reduction                                             (36,350)
Net expenses                                                          59,465
Net investment income                                                314,090
Realized and Unrealized Gain
(Loss) on Investments:
Net realized loss on
investments                                                         (155,767)
Net change in unrealized
depreciation of investments                                          (17,995)
Net realized and unrealized
gain (loss) on investments                                          (173,762)
Change in net assets resulting
from operations                                                      140,328

(1) Reflects operations for the period from December 20, 2002
(commencement of investment operations) to February 3, 2003.
===========================================================================

See Notes which are an integral part of the Financial Statements







FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                        Period
                                                         Ended
                                                       February
                                                        3, 2003
                                                          (1)
                                                      (Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income                                     314,090
Net realized loss on investments                         (155,767 )
Net change in unrealized depreciation of
investments                                               (17,995 )
  Change in net assets resulting from operations          140,328
Distributions to Shareholders:
Distributions from net investment income                       --
Share Transactions:
Net proceeds from the issuance of common shares        99,272,391
Change in net assets                                   99,412,719
Net Assets:
Beginning of period                                            --
End of period (including undistributed net
investment income of $314,090)                         99,412,719

(1) Reflects operations for the period from December 20, 2002
(commencement of investment operations) to February 3, 2003.
===========================================================================

See Notes which are an integral part of the Financial Statements

Federated Premier Intermediate Municipal Income Fund
NOTES TO FINANCIAL STATEMENTS
February 3, 2003 (Unaudited)
---------------------------------------------------------------------------

ORGANIZATION
Federated Premier Intermediate Municipal Income Fund (the "Fund") was organized as a Delaware statutory trust on October 31, 2002 and is registered under the Investment Company Act of 1940, as amended (the "Act") as a diversified, closed-end management investment company. The investment objective of the Fund is to provide current income exempt from federal regular income tax, including alternative minimum tax.

Prior to commencing operations on December 20, 2002, the Fund had no operations other than matters relating to their organization and registration and the sales and issuance of 6,981 shares of common stock to Federated Investment Management Company. The Fund issued 6,400,000 shares of common stock in its initial public offering on December 20, 2002. These shares were issued at $15.00 per share before underwriting discount of $0.68 per share. Offering costs of $192,209 (representing $0.03 per share) were offset against proceeds of the offering and have been charged to paid-in capital. The Investment Adviser has paid all offering cost (other than sales load) and organizational expenses exceeding $0.03 per share of the Fund. An additional 540,000 shares were issued on February 3, 2003 at $15.00 per share.



SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation
Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.
Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Investment Income, Expenses and Distributions
Interest income and expenses are accrued daily. All discount/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes
It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions
The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities
Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other
        Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At February 3, 2003, there is an unlimited number of par value shares ($0.01 per share) authorized. Of the 6,946,981 common shares outstanding at February 3, 2003, the Investment Advisor owned 6,981 shares.


INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee
The  Fund  has  entered  into  an  Investment   Management  Agreement  (the
"Agreement")  with  the  Federated   Investment   Management  Company  (the
"Adviser") to serve as investment manager to the Fund. Pursuant to the Agreement, the Fund pays the Adviser an annual management fee, payable daily, at the annual rate of 0.55% of the Fund's managed assets.

In order to reduce fund expenses, the Adviser has contractually agreed to waive a portion of its investment adviser fee at the annual rate of 0.20% of the average daily value of the Fund's managed assets, not inclusive of any assets attributable to any preferred shares that may be issued, from the commencement of operations through December 31, 2007, and for a declining amount thereafter through December 31, 2010.

Administrative Fee
Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses
EquiServe Trust Company, N.A. ("EquiServe") serves as transfer and dividend disbursing agent for the Fund. The fee paid to EquiServe is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees
FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions
During the period ended February 3, 2003, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Trustees/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $55,777,250 and $70,565,000, respectively.

General
Certain of the Officers and Trustees of the Corporation are Officers and Trustees or Trustees of the above companies.


INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended February 3, 2003, were as follows:

--------------------------------------------------------------
Purchases                                       $ 110,420,350
--------------------------------------------------------------
--------------------------------------------------------------
Sales                                            $ 15,498,519
--------------------------------------------------------------






                                   AA-56

                                APPENDIX A

           FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
                        STATEMENT OF PREFERENCES OF
                      AUCTION MARKET PREFERRED SHARES
                                 ("AMPS")


                             TABLE OF CONTENTS

Definitions.............................................................. AA-2
Part I................................................................... AA-20
1. Number of Authorized Shares........................................... AA-20
2. Dividends............................................................. AA-20
3. Gross-up Payments..................................................... AA-25
4. Designation of Special Rate Periods................................... AA-25
5. Voting Rights......................................................... AA-27
6. Investment Company Act Preferred Shares Asset Coverage................ AA-31
7. Preferred Shares Basic Maintenance Amount............................. AA-31
8. Reserved.............................................................. AA-33
9. Restrictions on Dividends and Other Distributions..................... AA-33
10.............................................Rating Agency Restrictions AA-34
11.............................................................Redemption AA-39
12.....................................................Liquidation Rights AA-42
13..........................................................Miscellaneous AA-43
Part II.................................................................. AA-44
1. Orders................................................................ AA-44
2. Submission of Orders by Broker-Dealers to Auction Agent............... AA-46
3. Determination of Sufficient Clearing Bids, Winning Bid Rate and        AA-48
   Applicable Rate.......................................................
4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders
   and Allocation of Shares.............................................. AA-50
5. Notification of Allocations........................................... AA-52
6. Auction Agent......................................................... AA-53
7. Transfer of AMPS...................................................... AA-53
8. Global Certificate.................................................... AA-53
Exhibit A................................................................ AA-55

      FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND, a Delaware statutory trust (the "Fund"), certifies that:

      First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of the Fund's Agreement and Declaration of Trust, as amended and restated (which, as hereafter restated, amended and supplemented from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of shares of the Fund's authorized preferred shares, liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of Exhibit A hereto and such number of shares per such series as is set forth in Section 2 of Exhibit A hereto.

      Second: The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of preferred shares now or hereafter described in Section 1 of Exhibit A hereto ("AMPS") are as follows (each such series being referred to herein as a series of AMPS, and shares of all such series being referred to herein individually and collectively as AMPS).


                                DEFINITIONS

      Except as otherwise specifically provided in Section 3 of Exhibit A hereto, as used in this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(1) "'AA' FINANCIAL COMPOSITE COMMERCIAL PAPER RATE," on any date for any Rate Period of shares of a series of AMPS, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Financial Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven- day rate, and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the interest equivalents of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Board of Governors of the Federal Reserve System ("Federal Reserve") for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, the "AA" Financial Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

(2) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of this Statement.

(3) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate, nor shall any Person, or any Person controlled by, in control of or under common control with such Person, one of the trustees, directors or executive officers of which is a Trustee of the Fund be deemed to be an Affiliate solely because such trustee, director or executive officer is also a Trustee of the Fund.

(4) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

(5) "AMPS" shall have the meaning set forth on the first page of this Statement.

(6)   "APPLICABLE RATE" shall have the meaning specified in subparagraph
      (e) (i) of Section 2 of Part I of this Statement.

(7)   "AUCTION" shall mean each periodic implementation of the Auction
      Procedures.

(8) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of AMPS so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

(9) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Trustees or the Executive Committee of the Board of Trustees in accordance with Section 6 of Part II of this Statement.

(10) "AUCTION DATE," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

(11) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

(12) "AVAILABLE AMPS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

(13)  "BENCHMARK RATE" shall have the meaning specified in paragraph
      (b)(iii) of Section 3 of Part II of this Statement.

(14) "BENEFICIAL OWNER," with respect to shares of a series of AMPS, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

(15) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

(16) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

(17) "BOARD OF TRUSTEES" shall mean the Board of Trustees of the Fund or any duly authorized committee thereof.

(18) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

(19) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

(20) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

(21)  "CODE" means the Internal Revenue Code of 1986, as amended.

(22) "COMMERCIAL PAPER DEALERS" shall mean Merrill Lynch Money Markets Inc., Lehman Brothers Inc. and Goldman Sachs Group, Inc., and any other commercial paper dealer selected by the Fund as to which Moody's, Fitch or any substitute rating agency then rating the AMPS shall not have objected or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

(23) "COMMON SHARES" shall mean the common shares of beneficial interest, par value $.01 per share, of the Fund.

(24) "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be.

(25) "DATE OF ORIGINAL ISSUE," with respect to shares of a series of AMPS, shall mean the date on which the Fund initially issued such shares.

(26) "DECLARATION" shall have the meaning specified on the first page of this Statement.

(27) "DEPOSIT SECURITIES" shall mean cash and Municipal Obligations rated at least P-1, MIG-1 or VMIG-1 by Moody's, or F1 by Fitch.

(28) "DISCOUNTED VALUE," as of any Valuation Date, shall mean, (i)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or next call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor, and
      (ii) with respect to a Fitch Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Fitch Discount Factor, or (b) with respect to a Fitch Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or next call price thereof, including any call premium, divided by (2) the applicable Fitch Discount Factor.

(29) "DIVIDEND PAYMENT DATE," with respect to shares of a series of AMPS, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of
      Part I of this Statement.

(30) "DIVIDEND PERIOD," with respect to shares of a series of AMPS, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

(31) "EXISTING HOLDER," with respect to shares of a series of AMPS, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

(32) "EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 49 days thereafter.

(33) "FAILURE TO DEPOSIT," with respect to shares of a series of AMPS, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of AMPS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(34) "FEDERAL TAX RATE INCREASE" shall have the meaning specified in the definition of "Fitch Volatility Factor" and "Moody's Volatility Factor."

(35)  "FITCH" shall mean Fitch Ratings and its successors.

(36) "FITCH DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below.

                                 RATING CATEGORY

Exposure Period        AAA*     AA*      A*     BBB*     F1**   UNRATED***
7 weeks..............  151%     159%    166%    173%     136%      225%
8 weeks or less but
greater than 7 weeks.  154%     161%    168%    176%     137%      231%
9 weeks or less but
greater than 8 weeks.  158%     163%    170%    177%     138%      240%
___________

* Fitch rating (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below).
**   Municipal Obligations rated F1 by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
*** Municipal Obligations rated less than BBB by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below) or unrated.
      Notwithstanding the foregoing, (i) the Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least F2 by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's or at least A-1+ or SP-1+ by S&P) and mature or have a demand feature at par exercisable in 30 days or less, and (ii) no Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

(37).. "FITCH ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Fitch rating, as applicable, suspended by Fitch, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BB or lower or not rated (for the purposes of this definition only, "Other Securities") may comprise no more than 4% of total Fitch Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated BBB by Fitch may comprise no more than 6% of total Fitch Eligible Assets; such Other Securities and BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Fitch, may comprise no more than 10% of total Fitch Eligible Assets; and such Other Securities, and BBB and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated AA by Fitch, may comprise no more than 20% of total Fitch Eligible Assets. For purposes of the foregoing sentence (i) any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation; and (ii) any Municipal Obligation for which the nominal issuer is a conduit for a third party the obligations of which are the sole source of revenues for the payment of such Municipal Obligation shall be deemed to be issued by such third party. Other Securities issued by issuers located within a single state or territory may comprise no more than 12% of total Fitch Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated BBB by Fitch, may comprise no more than 20% of total Fitch Eligible Assets; such Other Securities, BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated A by Fitch, may comprise no more than 40% of total Fitch Eligible Assets; and such Other Securities and BBB and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated AA by Fitch, may comprise no more than 60% of total Fitch Eligible Assets. For purposes of applying the foregoing requirements and applying the applicable Fitch Discount Factor, if a Municipal Obligation is not rated by Fitch but is rated by Moody's and S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Fitch rating which is the lower of the Moody's and S&P rating. If a Municipal Obligation is not rated by Fitch but is rated by Moody's or S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have such rating. For purposes of applying the foregoing percentage test requirements, Eligible Assets shall be calculated without including cash; and Municipal Obligations rated F1 by Fitch or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's; or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Fitch Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Fund purchases a Fitch Eligible Asset and agrees to sell it at a future date, such Fitch Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A by Fitch and the transaction has a term of no more than 30 days; otherwise, such Fitch Eligible Asset shall be valued at the Discounted Value of such Fitch Eligible Asset.

      Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset for purposes of determining the Preferred Shares Basic Maintenance Amount to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch (if Fitch is then rating the AMPS) has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by the Fund's investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement, and (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.

(38) "FITCH HEDGING TRANSACTIONS" shall have the meaning specified in paragraph (b)(1) of Section 10 of Part I of this Statement.

(39) "FITCH VOLATILITY FACTOR" shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%;
      (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; and (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date described in (i) above in this definition instead shall be determined by reference to the following table:

           Federal Tax Rate Increase       Fitch Volatility Factor
                      5%                             295%
                      10%                            317%
                      15%                            341%
                      20%                            369%
                      25%                            400%
                      30%                            436%
                      35%                            477%
                      40%                            525%

(40)   "FORWARD COMMITMENTS" shall have the meaning specified in paragraph
      (a)(iv) of Section 10 of Part I of this Statement.

(41) "FUND" shall mean the entity named on the first page of this Statement, which is the issuer of the AMPS.

(42) "GROSS-UP PAYMENT" means payment to a Holder of AMPS of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be at least equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations had been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of AMPS is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of AMPS at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

(43) "HOLDER," with respect to shares of a series of AMPS, shall mean the registered holder of such shares as the same appears on the record books of the Fund.

(44) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

(45) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

(46) "INITIAL RATE PERIOD," with respect to shares of a series of AMPS, shall have the meaning specified with respect to shares of such series in Section 5 of Exhibit A hereto.

(47) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

(48) "INVESTMENT COMPANY ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

(49) "INVESTMENT COMPANY ACT CURE DATE," with respect to the failure by the Fund to maintain the Investment Company Act Preferred Shares Asset Coverage (as required by Section 6 of Part I of this
      Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

(50) "INVESTMENT COMPANY ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of beneficial interest, including all outstanding AMPS (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

(51) "KENNY INDEX," shall mean the Kenny S&P 30 day High Grade Index or any successor index (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS)), made available by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57 (a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax."

(52)   "LATE CHARGE" shall have the meaning specified in subparagraph (e)
      (1) (B) of Section 2 of Part I of this Statement.

(53) "LIQUIDATION PREFERENCE," with respect to a given number of AMPS, means $25,000 times that number.

(54) "MARKET VALUE" of any asset of the Fund shall be the market value thereof determined by J.J. Kenny or any other pricing service or services designated by the Board of Trustees of the Fund, provided that the Fund obtains written assurance from Moody's and Fitch, if Moody's and Fitch are then rating the AMPS, and from any substitute rating agency then rating the AMPS that such designation will not impair the rating then assigned by Moody's, Fitch or such substitute rating agency to the AMPS (the "Pricing Service"). Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the mean between the quoted bid and ask price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of:
      yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. If the Pricing Service fails to provide the Market Value of any Municipal Obligation, such Municipal Obligation shall be valued at the lower of two bid quotations (one of which shall be in writing) obtained by the Fund from two dealers who are members of the National Association of Securities Dealers, Inc. and are making a market in such Municipal Obligations. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value as determined by the Pricing Service or if the Pricing Service is not able to value such instruments, they shall be valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

(55) "MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY," as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Fund were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

(56) "MAXIMUM RATE," for shares of a series of AMPS on any Auction Date for shares of such series, shall mean:

            (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and
      (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

                  (A) the dividend rate on shares of such series for the
            then-ending Rate Period; and

                  (B) the product of (1) the higher of (x) the Reference
            Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

            (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

(57) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days.

(58) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

(59) "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below:

                                 RATING CATEGORY

Exposure Period    Aaa*  Aa*  A*   Baa* Other**(V)MIG-1***SP-1+**** UNRATED*****
7 weeks........... 151%  159% 166%  173% 187%   136%       148%      225%
8 weeks or less
but  greater than  154%  161% 168%  176% 190%   137%       149%      231%
7 weeks...........
9 weeks or less
but  greater than  158%  163% 170%  177% 192%   138%       150%      240%
8 weeks...........
___________
*     Moody's rating.

**    Municipal Obligations not rated by Moody's but rated BBB by S&P.

*** Municipal Obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

**** Municipal Obligations not rated by Moody's but rated A-1+ or SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

***** Municipal Obligations rated less than Baa3 by Moody's or less than BBB by S&P or not rated by Moody's or S&P. These Municipal
      Obligations may not exceed 10% of Moody's Eligible Assets.

      Notwithstanding the foregoing, (i) the Moody's Discount Factor for short- term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-l or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

(60) "MOODY'S ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Moody's rating, as applicable, suspended by Moody's, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BBB or lower by S&P, or Ba or lower by Moody's or not rated by S&P or Moody's (for the purposes of this definition only, "Other Securities") may comprise no more than 4% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence (i) any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation; and (ii) any Municipal Obligation for which the nominal issuer is a conduit for a third party the obligations of which are the sole source of revenues for the payment of such Municipal Obligation shall be deemed to be issued by such third party. Other Securities issued by issuers located within a single state or territory may comprise no more than 12% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of applying the foregoing requirements, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S&P, Moody's Eligible Assets shall be calculated without including cash, and Municipal Obligations rated MIG-1, VMIG- 1 or P-1 or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Fund purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days; otherwise, such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.

      Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by the Fund's investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement or (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.

(61) "MOODY'S HEDGING TRANSACTIONS" shall have the meaning specified in paragraph (a)(i) of Section 10 of Part I of this Statement.

(62)  "MOODY'S VOLATILITY FACTOR" shall mean, as of any Valuation Date,
      (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

                                        Volatility
            Federal Tax Rate Increase     Factor
            5%.........................    295%
            10%........................    317%
            15%........................    341%
            20%........................    369%
            25%........................    400%
            30%........................    436%
            35%........................    477%
            40%........................    525%

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(63).. "MUNICIPAL INDEX" shall have the meaning specified in paragraph
      (a)(i) of Section 10 of Part I of this Statement.

(64) "MUNICIPAL OBLIGATIONS" shall mean any and all instruments that pay interest or make other distributions that are exempt from regular Federal income tax and in which the Fund may invest consistent with the investment policies and restrictions contained in its registration statement on Form N-2 (333-102032) ("Registration Statement"), as the same may be amended from time to time.

(65) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of AMPS pursuant to paragraph (c) of Section 11 of Part I of this Statement.

(66) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of AMPS pursuant to subparagraph (d)(i) of
      Section 4 of Part I of this Statement.

(67) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

(68) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of AMPS, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

(69) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(70) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of AMPS, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

(71) "POTENTIAL HOLDER," with respect to shares of a series of AMPS, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

(72) "PREFERRED SHARES BASIC MAINTENANCE AMOUNT," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of AMPS outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the AMPS (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for the AMPS outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the AMPS outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other preferred shares outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other preferred shares) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the AMPS, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the AMPS, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Gross-up Payment Liability in respect of AMPS (and similar amounts payable in respect of other preferred shares pursuant to provisions similar to those contained in Section 3 of
      Part I of this Statement) as of such Valuation Date; (F) the amount of any indebtedness or obligations of the Fund senior in right of payment to the AMPS; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through
      (i)(F) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less
      (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. Government, provided in each case that such securities mature on or prior to the date upon which any of (i) (A) through (i) (G) become payable, otherwise the Moody's Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(G).

(73) "PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the Preferred Shares Basic
      Maintenance Amount (as required by paragraph (a) of Section 7 of
      Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

(74) "PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

(75) "PRICING SERVICE" shall have the meaning specified in the definition of "Market Value" above.

(76) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each February, May, August and November of each year, commencing on the date set forth in Section 6 of Exhibit A hereto.

(77) "RATE MULTIPLE," for a series of AMPS on any Auction Date for such series, shall mean the percentage, determined as set forth in the columns below (depending on whether the Fund has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for such series as provided in this Statement) based on the lower of the prevailing ratings of shares of such series by Moody's or Fitch in effect at the close of business on the Business Day next preceding such Auction Date:

         PREVAILING RATING             APPLICABLE       APPLICABLE PERCENTAGE
                                       PERCENTAGE-                -
                                     NO NOTIFICATION         NOTIFICATION
       MOODY'S         FITCH
    Aa3 or higher  AA- or higher          110%                   150%
      A3 to A1        A- to A+            125%                   160%
    Baa3 to Baa1    BBB- to BBB+          150%                   250%
     Ba3 to Ba1      BB- to BB+           200%                   275%
      Below Ba3      Below BB-            250%                   300%

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      If such shares are rated by only one such rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. If neither Moody's nor Fitch shall make such a rating available, the Rate Multiple shall be based on the equivalent rating or ratings by S&P and/or another nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time, to time) that acts as a substitute rating agency in respect of the AMPS of such series, and the Fund shall take all reasonable action to enable at least one such rating agency to provide a rating for the AMPS.

(78) "RATE PERIOD," with respect to shares of a series of AMPS, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

(79) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.

(80) "RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD" shall mean for purposes of calculation of Moody's Eligible Assets and Fitch Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) or (y) with counterparties having a Moody's long-term debt rating of at least Baa3 (if Moody's is then rating the AMPS) and a Fitch long-term debt rating of at least BBB (if Fitch is then rating the AMPS); and (ii) the Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above.

(81) "REDEMPTION PRICE" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of this Statement.

(82) "REFERENCE RATE" shall mean (i) the "AA" Financial Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of fewer than 183 Rate Period Days; and (ii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

(83) "REGISTRATION STATEMENT" has the meaning specified in the definition of "Municipal Obligations."

(84) "S&P" shall mean Standard & Poor's Ratings Group, and its successors.

(85) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the AMPS.

(86) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

(87) "SPECIAL RATE PERIOD," with respect to shares of a series of AMPS, shall have the meaning specified in paragraph (a) of Section 4 of
      Part I of this Statement.

(88) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of this Statement.

(89) "SUBMISSION DEADLINE" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

(90) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

(91) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

(92) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

(93) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

(94) "SUBSEQUENT RATE PERIOD," with respect to shares of a series of AMPS, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

(95) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean any commercial paper dealer selected by the Fund as to which Moody's, Fitch or any substitute rating agency then rating the AMPS shall not have objected; provided, however, that none of such entities shall be a Commercial Paper Dealer.

(96) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" any U.S. Government securities dealer selected by the Fund as to which Moody's, Fitch or any substitute rating agency then rating the AMPS shall not have objected; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

(97) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

(98) "TAXABLE ALLOCATION" shall have the meaning specified in Section 3 of Part I of this Statement.

(99)  "TAXABLE INCOME" shall have the meaning specified in paragraph
      (b)(iii) of Section 3 of Part II of this Statement.

(100)  "TREASURY BILL" shall mean a direct obligation of the U.S.
      Government having a maturity at the time of issuance of 364 days or less.

(101) "TREASURY BILL RATE," on any date for any Rate Period, shall mean
      (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

(102)  "TREASURY FUTURES" shall have the meaning specified in paragraph
      (a)(i) of Section 10 of Part I of this Statement.

(103) "TREASURY NOTE" shall mean a direct obligation of the U.S.
      Government having a maturity at the time of issuance of five years or less but more than 364 days.

(104) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean
      (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

(105) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Merrill Lynch Government Securities, Inc., Salomon Smith Barney Inc., UBS Warburg LLC, and any other U.S. Government securities dealer selected by the Fund as to which Moody's (if Moody's is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

(106) "VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each month.

(107) "VOLATILITY FACTOR" shall mean, as of any Valuation Date, the Moody's Volatility Factor and the Fitch Volatility Factor.

(108) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of
      Section 5 of Part I of this Statement.
(109) "WINNING BID RATE" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

      Any additional definitions specifically set forth in Section 4 of Exhibit A hereto shall be incorporated herein and made part hereof by reference thereto.


                                  PART I.


1.  Number of Authorized Shares.

      The number of authorized shares constituting a series of the AMPS shall be as set forth with respect to such series in Section 2 of Exhibit A hereto.


2.  Dividends.

      (a) Ranking. The shares of a series of the AMPS shall rank on a parity with each other, with shares of any other series of the AMPS and with shares of any other series of preferred shares as to the payment of dividends by the Fund.

      (b) Cumulative Cash Dividends. The Holders of any series of AMPS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of this Part I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of AMPS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on AMPS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on AMPS which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

      (c) Dividends Cumulative From Date of Original Issue. Dividends on any series of AMPS shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

      (d) Dividend Payment Dates and Adjustment Thereof. The Dividend Payment Dates with respect to shares of a series of AMPS shall be as set forth with respect to shares of such series in Section 7 of Exhibit A hereto; provided, however, that:

            (i) if the day on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day; provided, however, that if the day on which dividends would otherwise be payable is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive normal trading days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date cannot be paid for any such reason, then:

                  (A) the Dividend Payment Date for the affected Dividend Period will be the next Business Day (determined without regard to the closure of the New York Stock Exchange) on which the Fund and its paying agent, if any, can pay the dividend;

                  (B) the affected Dividend Period will end on the day it otherwise would have ended; and

                  (C) the next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended; and

            (ii) notwithstanding Section 7 of Exhibit A hereto, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of AMPS consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of
      Section 4 of this Part I.

      (e)  Dividend Rates and Calculation of Dividends.

            (i) Dividend Rates. The dividend rate on AMPS of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation as to Series" in Section 1 of Exhibit A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

                  (A) an Auction for any such Subsequent Rate Period is
            not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor; provided, however, that if the day which would otherwise be an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive normal trading days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, then the Applicable Rate for the Subsequent Rate Period will be the Applicable Rate determined on the previous Auction Date;

                  (B) any Failure to Deposit shall have occurred with
            respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this
            Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

                  (C) any Failure to Deposit shall have occurred with
            respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this
            Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph
            (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "Ba3"/BB-"); or

                  (D) any Failure to Deposit shall have occurred with
            respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this
            Section 2 or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "Ba3"/BB-") (the rate per annum at which dividends are payable on shares of a series of AMPS for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

            (ii) Calculation of Dividends. The amount of dividends per share payable on shares of a series of AMPS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

      (f) Curing a Failure to Deposit. A Failure to Deposit shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of a series of AMPS if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of
Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of AMPS when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

      (g) Dividend Payments by Fund to Auction Agent. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of AMPS, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

      (h) Auction Agent as Trustee of Dividend Payments by Fund. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

      (i) Dividends Paid to Holders. Each dividend on AMPS shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.

      (j) Dividends Credited Against Earliest Accumulated but Unpaid Dividends. Any dividend payment made on AMPS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

      (k) Dividends Designated as Exempt-Interest Dividends. Dividends on AMPS shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, section 852 of the Code.


3.  Gross-Up Payments.

      Holders of AMPS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, dividends in an amount equal to the aggregate Gross-up Payments as follows:

            (a) Taxable Allocation Without Notice. If, but only if, the Fund allocates any net capital gain or other income taxable for Federal income tax purposes to a dividend paid on AMPS without having given advance notice thereof to the Auction Agent as provided in Section 5 of Part II of this Statement (such allocation being referred to herein as a "Taxable Allocation"), whether or not by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding AMPS or the liquidation of the Fund, the Fund shall, during the Fund's fiscal year in which the Taxable Allocation was made or within 90 days after the end of such fiscal year, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice and a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such fiscal year at such Holder's address as the same appears or last appeared on the record books of the Fund.

            (b)  Reserved.

            (c) No Gross-Up Payments in the Event of a Reallocation. The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Fund.


4.  Designation of Special Rate Periods.

      (a) Length of and Preconditions for Special Rate Period. The Fund, at its option, may designate any succeeding Subsequent Rate Period of a series of AMPS as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of
Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for a series of AMPS as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify Moody's (if Moody's is then rating such series) and Fitch (if Fitch is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Moody's (if Moody's is then rating such series) and Fitch (if Fitch is then rating such series) with such documents as it may request.

      (b) Adjustment of Length of Special Rate Period. The length of a Special Rate Period for any series of AMPS shall be subject to adjustment as provided for such series in Section 8 of Exhibit A.

      (c) Notice of Proposed Special Rate Period. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of AMPS as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

      (d) Notice of Special Rate Period. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of a series of AMPS as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:

            (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids shall not exist in such Auction,
      (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and Fitch Eligible Assets (if Fitch is then rating such series) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets and the Fitch Discount Factors applicable to Fitch Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definitions of Moody's Discount Factor and Fitch Discount Factor herein); or

            (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

      (e) Failure to Deliver Notice of Special Rate Period. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or Fitch is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this
Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Fund will provide Moody's (if Moody's is then rating the series in question) and Fitch (if Fitch is then rating the series in question) a copy of such notice.


5.  Voting Rights.

      (a) One Vote Per Share of AMPS. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of AMPS shall be entitled to one vote for each AMPS held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding preferred shares, including the AMPS, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Fund held for the election of Trustees, the holders of outstanding preferred shares, including the AMPS, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two Trustees of the Fund, each preferred share entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and preferred shares, voting together as a single class, shall elect the balance of the Trustees.

      (b)  Voting for Additional Trustees.

            (i) Voting Period. Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs
      (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including the AMPS, would constitute a majority of the Board of Trustees as so increased, and the holders of preferred shares, including the AMPS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the
      Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                  (A) if at the close of business on any dividend payment
            date accumulated dividends (whether or not earned or declared) on any outstanding preferred shares, including the AMPS, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                  (B) if at any time holders of preferred shares,
            including the AMPS, are entitled under the Investment Company Act to elect a majority of the Trustees of the Fund.

            If the Fund shall thereafter pay, or declare and set apart for payment (or in the case of the AMPS deposit with the Auction Agent) all dividends accumulated on all outstanding preferred shares, including the AMPS, through the most recent payment date therefor, then such Voting Period shall terminate. Upon the termination of a Voting Period, the voting rights described in this subparagraph
      (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

            (ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of preferred shares, including the AMPS, to elect additional Trustees as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and shall call a special meeting of such holders by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the AMPS, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of Trustees prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

            (iii) Terms of Office of Existing Trustees. The terms of office of all persons who are Trustees of the Fund at the time of a special meeting of Holders and holders of other preferred shares to elect Trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent Trustees elected by the holders of the Common Shares and preferred shares, shall constitute the duly elected Trustees of the Fund.

            (iv) Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders and holders of other preferred shares pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining Trustees shall constitute the Trustees of the Fund and the voting rights of the Holders and such other holders to elect additional Trustees pursuant to subparagraph (b)(i) of his Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

      (c)  Holders of AMPS to Vote on Certain Other Matters.

            (i) Increases in Capitalization; Bankruptcy. So long as any AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of AMPS (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c)(ii) of
      Section 10 of this Part I, the Board of Trustees, without the vote or consent of the Holders of AMPS, may from time to time authorize and create, and the Fund may from time to time issue, additional shares of any series of AMPS or classes or series of other preferred shares ranking on a parity with AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund if the Fund receives written confirmation from Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) or any subsitute rating agency (if such agency is then rating the AMPS) that such authorization, creation and issuance would not impair the rating then assigned by such rating agency to the AMPS; and if, in any event, the Fund would, after giving effect thereto, continue to maintain the Investment Company Act Preferred Shares Asset Coverage; or (b) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such AMPS or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division or split of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division or split adversely affect the Holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Fund not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.
            (ii) Investment Company Act Matters. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of a "majority of the outstanding" (as such term is defined in the Investment Company Act) preferred stock of the Fund, including the AMPS, voting as a separate class, shall be required to approve (A) any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares and (B) any action requiring a vote of security holders of the Fund under Section 13(a) of the Investment Company Act. In the event a vote of Holders of AMPS is required pursuant to the provisions of section 13(a) of the Investment Company Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) of the results of such vote.

      (d) Board May Take Certain Actions Without Shareholder Approval. The Board of Trustees, without the vote or consent of the Holders of the AMPS, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody's or Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of AMPS or the Holders thereof; provided that the Board of Trustees receives written confirmation from Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the
AMPS) that any such amendment, alteration or repeal would not impair the ratings then assigned to the AMPS by such rating agency:

Accountant's Confirmation                 Maximum Potential Gross-up Payment
                                          Liability
Deposit Securities                        Moody's Discount Factor
Discounted Value                          Moody's Eligible Asset
Exposure Period                           Moody's Hedging Transactions
Fitch Discount Factor                     Moody's Volatility Factor
Fitch Eligible Asset
Fitch Hedging Transactions                Municipal Index
Fitch Volatility Factor                   Preferred Shares Basic Maintenance
                                          Amount
Forward Commitments                       Preferred Shares Basic Maintenance
                                          Cure Date
                                          Preferred Shares Basic Maintenance
                                          Report
Independent Accountant                    Quarterly Valuation Date
Investment Company Act Cure Date          Receivables for Municipal Obligations
                                          Sold
Investment Company Act Preferred Shares   Treasury Futures
   Asset Coverage                         Valuation Date
Market Value                              Volatility Factor


      (e) Rights Set Forth Herein Are Sole Rights. Unless otherwise required by law or otherwise provided in the Declaration, the Holders of AMPS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

      (f) No Preemptive Rights or Cumulative Voting. The Holders of AMPS shall have no preemptive rights or rights to cumulative voting.

      (g) Voting for Trustees Sole Remedy for Fund's Failure to Pay Dividends. In the event that the Fund fails to pay any dividends on the AMPS, the exclusive remedy of the Holders shall be the right to vote for Trustees pursuant to the provisions of this Section 5.

      (h) Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any AMPS and no AMPS shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No AMPS held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.


6.  Investment Company Act Preferred Shares Asset Coverage.

      The Fund shall maintain, as of the last Business Day of each month in which any AMPS are outstanding, the Investment Company Act Preferred Shares Asset Coverage.


7.  Preferred Shares Basic Maintenance Amount.

      (a) So long as AMPS are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date (i) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the AMPS) and (ii) Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the AMPS).

      (b) On or before 5:00 P.M., New York City time, on the seventh Business Day after a Valuation Date on which the Fund fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the seventh Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report. The Fund shall also deliver a Preferred Shares Basic Maintenance Report as of the last Business Day of each month to the Auction Agent (if either Moody's or Fitch is then rating the AMPS), Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is than rating the AMPS) on or before the seventh Business Day after such Valuation Date. A failure by the Fund to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

      (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS)
(i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Fund during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Statement whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report), Moody's Eligible Assets (if Moody's is then rating the
AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation"), (iii) with respect to the Fitch ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has sought to verify such information by reference to Bloomberg Financial Services or another independent source approved in writing by Fitch (if Fitch is then rating the AMPS), and the Independent Accountant shall provide a listing in its letter of any differences, (iv) with respect to the Moody's ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has sought to verify such information by reference to Bloomberg Financial Services or another independent source approved in writing by Moody's (if Moody's is then rating the AMPS), and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Fund and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vi) with respect to such confirmation to Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS), that the Fund has satisfied the requirements of Section 10 of this Part I.

      (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

      (e) If any Accountant's Confirmation delivered pursuant to paragraph (c) or (d) of this Section 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the AMPS) or Fitch Eligible Assets (if Fitch is then rating the AMPS), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS) promptly following receipt by the Fund of such Accountant's Confirmation.

      (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any AMPS, the Fund shall complete and deliver to Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue.

      (g) On or before 5:00 p.m., New York City time, on the seventh Business Day after either (i) the Fund shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of the Moody's Eligible Assets or the Fitch Eligible Assets to the Preferred Shares Basic Maintenance Amount on any Valuation Date is less than or equal to 105%, or (iii) whenever requested by Moody's or Fitch, the Fund shall complete and deliver to Moody's (if Moody's is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.


8.  [Reserved].


9.  Restrictions on Dividends and Other Distributions.

      (a) Dividends on Shares other than the AMPS. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with the AMPS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the AMPS through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the AMPS through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with the AMPS through their most recent respective dividend payment dates, all dividends declared upon the AMPS and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with AMPS shall be declared pro rata so that the amount of dividends declared per share on AMPS and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of AMPS shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

      (b) Dividends and Other Distributions with Respect to Common Shares Under the Investment Company Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the AMPS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

      (c) Other Restrictions on Dividends and Other Distributions. For so long as any AMPS are outstanding, and except as set forth in paragraph
(a) of this Section 9 and paragraph (c) of Section 12 of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of AMPS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) would each at least equal the Preferred Shares Basic Maintenance Amount.


10.  Rating Agency Restrictions.

      (a)  If Moody's is rating any AMPS, then:

            (i) For so long as any AMPS are rated by Moody's, the Fund will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to such AMPS by Moody's, except that the Fund may purchase or sell exchange-traded futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds, Bills or Notes ("Treasury Futures"), and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:

                  (A) the Fund will only engage in Moody's Hedging Transactions for the purpose of hedging against changes in the value of the Fund's portfolio securities due to anticipated changes in interest rates or market conditions; the amount hedged will vary from time to time and may involve the purchase and sale of futures contracts based on the Municipal Index or Treasury Futures to reduce or eliminate the amount hedged;

                  (B) the Fund will not engage in any Moody's Hedging Transaction which would cause the Fund, at the time of such transaction, to own or have sold net outstanding futures contracts having an aggregate Market Value exceeding 33 1/3% of the aggregate Market Value of assets owned by the Fund; and

                  (C) the Fund will not enter into an option unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic
            Maintenance Amount.

            (ii) For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Fund is obligated to deliver or receive pursuant to an outstanding option shall be as follows:

                  (A) assets subject to call options written by the Fund which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of:

                        (I)  Discounted Value and

                        (II) the exercise price of the call option written
                  by the Fund;

                  (B) assets subject to call options written by the Fund
            not meeting the requirements of clause (A) of this sentence shall have no value;

                  (C) assets subject to put options written by the Fund shall be valued at the lesser of:

                        (I)   the exercise price and

                        (II)  the Discounted Value of the subject
                  security; and

                  (D) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest
            Discounted Value.

            (iii) For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Fund:

                  (A) 10% of the exercise price of a written call option;

                  (B)   the exercise price of any written put option;

                  (C) the settlement price of the underlying futures contract if the Fund writes put options on a futures contract; and

                  (D) 105% of the Market Value of the underlying futures contracts if the Fund writes call options on a futures contract and does not own the underlying contract.

            (iv) For so long as any AMPS are rated by Moody's, the Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("Forward
      Commitments"), provided that:

                  (A) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1, MIG-1, or Baa or higher by Moody's or, if not rated by Moody's, rated A1+/AA, SP-1+/AA, A or AA or higher by S&P, and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party or long-term fixed income securities with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party; and

                  (B) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Forward
Commitments will be the Discounted Value as calculated by applying the respective Moody's Discount Factor.

      (b)   If Fitch is rating any AMPS, then:

            (i) For so long as any AMPS are rated by Fitch, the Fund will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Fitch that engaging in such transactions would not impair the ratings then assigned to such AMPS by Fitch, except that the Fund may purchase or sell exchange-traded futures contracts based on the Municipal Index or Treasury Futures, and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Fitch Hedging Transactions"), subject to the following limitations:

                  (A) the Fund will only engage in Fitch Hedging Transactions for the purpose of hedging against changes in the value of the Fund's portfolio securities due to anticipated changes in interest rates or market conditions; the amount hedged will vary from time to time and may involve the purchase and sale of futures contracts based on the Municipal Index or Treasury Futures to reduce or eliminate the amount hedged;

                  (B) the Fund will not engage in any Fitch Hedging Transaction which would cause the Fund, at the time of such transaction, to own or have sold net outstanding futures contracts having an aggregate Market Value exceeding 33 1/3% of the aggregate Market Value of assets owned by the Fund; and

                  (C) the Fund will not enter into an option unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

            (ii) For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the
      Discounted Value of Fitch Eligible Assets which the Fund is obligated to deliver or receive pursuant to an outstanding option shall be as follows:

                  (A) assets subject to call options written by the Fund which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of:

                        (I)   Discounted Value and

                        (II)  the exercise price of the call option
                  written by the Fund;

                  (B) assets subject to call options written by the Fund not meeting the requirements of clause (A) of this sentence shall have no value;

                  (C) assets subject to put options written by the Fund shall be valued at the lesser of:

                        (I)   the exercise price and

                        (II)   the Discounted Value of the subject
                  security; and

                  (D) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest
            Discounted Value.

            (iii) For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Fitch Eligible Assets held by the Fund:

                  (A) 10% of the exercise price of a written call option;

                  (B)   the exercise price of any written put option;

                  (C) the settlement price of the underlying futures contract if the Fund writes put options on a futures contract; and

                  (D) 105% of the Market Value of the underlying futures contracts if the Fund writes call options on a futures contract and does not own the underlying contract.

            (iv) For so long as any AMPS are rated by Fitch, the Fund may enter into Forward Commitments, provided that:

                  (A) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated F-1 or BBB or higher by Fitch (or, if not rated by Fitch, rated P-1, MTG-1 or MIG-1, or Baa or higher by Moody's) and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party or long-term fixed income securities with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party; and

                  (B) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

      For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Forward Commitments will be the Discounted Value as calculated by applying the respective Fitch Discount Factor.

      (c) For so long as any AMPS are outstanding and Moody's or Fitch or both is rating such shares, the Fund will not, unless it has received written confirmation from Moody's or Fitch or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

            (i) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if

                  (A) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and

                  (B)   such borrowing

                        (I) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or

                        (II) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5% of the value of the total assets of the Fund at the time of the borrowing (for purposes of the foregoing, "temporary purposes" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed);

            (ii) except as provided in Section 5 of this Part I, issue additional shares of any series of AMPS or any class or series of shares ranking prior to or on a parity with AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any AMPS previously purchased or redeemed by the Fund;

            (iii) engage in any short sales of securities;

            (iv)  lend securities;

            (v) merge or consolidate into or with any other corporation or entity;

            (vi)  change the Pricing Service; or

            (vii) enter into reverse repurchase agreements.

      In the event any AMPS are outstanding and another nationally-recognized statistical rating organization is rating such shares in addition to or in lieu of Moody's or Fitch, the Fund shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or Fitch.


11.  Redemption.

      (a)  Optional Redemption.

            (i) Subject to the provisions of subparagraph (v) of this paragraph (a), AMPS of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of AMPS may not be redeemed in part if after such partial redemption fewer than 300 shares of such series remain outstanding; (2) unless otherwise provided in Section 9 of Exhibit A hereto, shares of a series of AMPS are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of AMPS, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph
      (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

            (ii) A Notice of Special Rate Period relating to shares of a series of AMPS for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund's Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

            (iii) If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

            (iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of AMPS may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first Business Day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

            (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph
      (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of AMPS by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) each at least equals the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. The Fund shall not be required to have available Deposit Securities as described in clause (a) of this subparagraph (v) in respect of a redemption of any shares of AMPS, as a whole or in part, contemplated to be effected pursuant to paragraph 11(a) where such redemption is subject to the issuance of shares of any other series of preferred stock of the Fund. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets and Fitch Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factor applicable to Moody's Eligible Assets and the Fitch Discount Factor applicable to Fitch Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definitions of Moody's Discount Factor and Fitch Discount Factor herein.

      (b) Mandatory Redemption. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the AMPS, if the Fund fails to have either Moody's Eligible Assets or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the AMPS, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of AMPS to be redeemed shall be equal to the lesser of
(i) the minimum number of AMPS, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having Moody's Eligible Assets and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the Investment Company Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of AMPS and other preferred shares the redemption or retirement of which would have had such result, all AMPS then outstanding shall be redeemed), and (ii) the maximum number of AMPS, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the AMPS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, as the case may be, pro rata among AMPS and other preferred shares (and, then, pro rata among each series of AMPS) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of the AMPS and other preferred shares which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those AMPS and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

      (c) Notice of Redemption. If the Fund shall determine or be required to redeem shares of a series of AMPS pursuant to paragraph (a) or
(b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to each Holder of the AMPS to be redeemed, at such Holder's address as the same appears on the record books of the Fund on the record date established by the Board of Trustees. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of AMPS to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of AMPS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

      (d) No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of AMPS (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

      (e) Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem AMPS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed AMPS for which a Notice of Redemption has been mailed, dividends may be declared and paid on AMPS and shall include those AMPS for which a Notice of Redemption has been mailed.

      (f) Auction Agent as Trustee of Redemption Payments by Fund. All moneys paid to the Auction Agent for payment of the Redemption Price of AMPS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

      (g) Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the AMPS that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this
Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of AMPS subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the AMPS called for redemption on such date and (ii) all other amounts to which Holders of AMPS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of AMPS so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

      (h) Compliance with Applicable Law. In effecting any redemption pursuant to this Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Delaware law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Delaware law.

      (i) Only Whole AMPS may be Redeemed. In the case of any redemption pursuant to this Section 11, only whole AMPS shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.


12.  Liquidation Rights.

      (a) Ranking. The shares of a series of AMPS shall rank on a parity with each other, with shares of any other series of AMPS and with shares of any other series of preferred shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

      (b) Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of AMPS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the AMPS upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of this Part I in connection with the liquidation of the Fund. After the payment to the Holders of the AMPS of the full preferential amounts provided for in this paragraph (b), the Holders of AMPS as such shall have no right or claim to any of the remaining assets of the Fund.

      (c) Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of AMPS upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the AMPS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the AMPS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

      (d) Rights of Junior Shares. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the AMPS as provided in paragraph
(b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the AMPS shall not be entitled to share therein.

      (e) Certain Events not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this
Section 12.


13.  Miscellaneous.

      (a) Amendment of Exhibit A to Add Additional Series. Subject to the provisions of paragraph (c)(ii) of Section 10 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Exhibit A hereto to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of AMPS or additional shares of a series of AMPS (and terms relating thereto) to the series and AMPS theretofore described therein. Each such additional series and all such additional shares shall be governed by the terms of this Statement.

      (b) Exhibit A Incorporated by Reference. Exhibit A hereto is incorporated in and made a part of this Statement by reference thereto.

      (c) No Fractional Shares. No fractional shares of AMPS shall be issued.

      (d) Status of AMPS Redeemed, Exchanged or Otherwise Acquired by the Fund. AMPS which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued preferred shares without designation as to series.

      (e) Board may Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of AMPS prior to the issuance of shares of such series.

      (f) Headings not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

      (g) Notices. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.


                                 PART II.


1.  Orders.

      (a) Prior to the Submission Deadline on each Auction Date for shares of a series of AMPS:

            (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                  (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                  (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                  (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Rate Period of shares of such series; and

            (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

      For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B),
(i) (C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders;" an Order containing the information referred to in clause (i)(A) of this paragraph
(a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders;" an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids;" and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

      (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

            (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

            (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

            (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

      (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

            (A) the number of Outstanding shares of such series specified in such Sell Order; or

            (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to AMPS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

      (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

            (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

            (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

      (c) No Order for any number of AMPS other than whole shares shall be valid.


2.  Submission of Orders by Broker-Dealers to Auction Agent.

      (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for AMPS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

            (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

            (ii) the aggregate number of shares of such series that are the subject of such Order;

            (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                  (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

                  (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                  (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

            (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

      (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

      (c) If an Order or Orders covering all of the Outstanding AMPS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

      (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding AMPS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

            (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

            (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

            (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

            (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

            (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

            (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause
      (ii) above.

      (e) If more than one Bid for one or more shares of a series of AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

      (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.


3. Determination of Sufficient Clearing Bids, Winning Bids Rate and Applicable Rate.

      (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of AMPS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

            (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS");

            (ii) from the Submitted Orders for shares of such series whether:

                  (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

            exceeds or is equal to the sum of:
                  (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

                  (C) the number of Outstanding shares of such series subject to Submitted Sell Orders

      (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

            (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate") which if:

                  (A) (I) each such Submitted Bid of Existing Holders
            specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                  (B) (I) each such Submitted Bid of Potential Holders
            specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

      would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause
(B) above, would equal not less than the Available AMPS of such series.

      (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of AMPS for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

            (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next Succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

            (ii) if sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

            (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of
      (A)(I) the "AA" Financial Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and
      (B) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such share of AMPS by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.


4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

      Existing Holders shall continue to hold the AMPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

            (a) If Sufficient Clearing Bids for shares of a series of AMPS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the AMPS subject to such Submitted Bids;

                  (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the AMPS subject to such Submitted Bids;

                  (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                  (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the AMPS subject to such Submitted Bid, unless the number of Outstanding AMPS subject to all such Submitted Bids shall be greater than the number of AMPS ("remaining shares") in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) and
            (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold AMPS subject to such Submitted Bid, but only in an amount equal to the number of AMPS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                  (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) through
            (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding AMPS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

            (b) If Sufficient Clearing Bids for shares of a series of AMPS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the AMPS subject to such Submitted Bids;

                  (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                  (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

            (c) If all of the Outstanding shares of a series of AMPS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

            (d)  If, as a result of the procedures described in clause
      (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of AMPS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole AMPS.

            (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate AMPS of such series for purchase among Potential Holders so that only whole shares of AMPS of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing AMPS of such series on such Auction Date.

            (f) Based on the results of each Auction for shares of a series of AMPS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, AMPS of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of AMPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of AMPS that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

            (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver AMPS of any series or to pay for AMPS of any series sold or purchased pursuant to the Auction Procedures or otherwise.


5.  Notification of Allocations.

      Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on AMPS, the Fund may, but shall not be required to, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of AMPS believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.




6.  Auction Agent.

      For so long as any AMPS are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any AMPS are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of AMPS shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of AMPS and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker- Dealer to be an Existing
Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.


7.  Transfer of AMPS.

      Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this
Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.


8.  Global Certificate.

      Prior to the commencement of a Voting Period, (i) all of the shares of a series of AMPS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of AMPS shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.











      IN WITNESS WHEREOF, FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND, has caused these presents to be signed in its name and attested on its behalf by its duly authorized officers as of February 13, 2003. Said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the Trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND


By:      /s/ Mary Jo Ochson
Name:     Mary Jo Ochson
Title:          Vice President

ATTEST:


         /s/ Nelson W. Winter
Name:   Nelson W. Winter
Title:        Assistant Secretary



                                                                  EXHIBIT A


           FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND


                                 SECTION 1

Designation as to Series.

      SERIES A: A series of 2,441 AMPS, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Auction Market Preferred Shares, Series A." Each of the 2,441 shares of Series A AMPS issued on February 18, 2003 shall, for purposes hereof, be deemed to have a Date of Original Issue of February 18, 2003; have an Applicable Rate for its Initial Rate Period equal to 1.05% per annum; have an initial Dividend Payment Date of February 26, 2003; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration, applicable to preferred shares of the Fund, as set forth in
Part I and Part II of this Statement. Any shares of Series A AMPS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series A AMPS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as set forth in Part I and Part II of this Statement. The Series A AMPS shall constitute a separate series of AMPS of the Fund, and each share of Series A AMPS shall be identical except as provided in
Section 11 of Part I of this Statement.


                                 SECTION 2


Number of Authorized Shares Per Series.

      The number of authorized shares constituting Series A AMPS is 2,441.


                                 SECTION 3


Exceptions to Certain Definitions.

      Notwithstanding the definitions contained under the heading
"Definitions" in this Statement, the following terms shall have the following meanings for purposes of this Statement:

      Not applicable.


                                 SECTION 4


Certain Definitions.

      For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

      Not applicable.


                                 SECTION 5


Initial Rate Periods.

      The Initial Rate Period for shares of Series A AMPS shall be the period from and including the Date of Original Issue thereof to but excluding February 26, 2003.


                                 SECTION 6


Date for Purposes of the Definition of "Quarterly Valuation Date"
Contained Under the Heading "Definitions" in this Statement.

      May 30, 2003


                                 SECTION 7


Dividend Payment Dates.

      Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series A AMPS, for the Initial Rate Period on February 26, 2003, and on each Wednesday thereafter.


                                 SECTION 8


Adjustment of Length of Special Rate Period.

      In the event the Fund wishes to designate a Subsequent Rate Period for any Series A AMPS as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Wednesday that is a Business Day, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day.


                                 SECTION 9


Redemption Provisions Applicable to Initial Rate Periods.

      Not applicable.



                                   BB-4


                                APPENDIX B
                            Investment Ratings

Standard and Poor's Long-Term Debt Rating Definitions
AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree. A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.
B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.
C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
Moody's Investors Service Long-Term Bond Rating Definitions
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa--Bonds which are rated Baa are considered as medium- grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba--Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch Ratings Long-Term Debt Rating Definitions
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C--Bonds are imminent default in payment of interest or principal.
Moody's Investors Service Commercial Paper Ratings
Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well-established industries; High rates of return on funds employed; Conservative capitalization structure with moderate reliance on debt and ample asset protection; Broad margins in earning coverage of fixed financial charges and high internal cash generation; and Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Standard and Poor's Commercial Paper Ratings
A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Fitch Ratings Commercial Paper Rating Definitions
FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Addresses

federated PREMIER Intermediate municipal INCOME FUND
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA  15237-7000

Underwriter
Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
New York, NY 10080

Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian
State Street Bank and Trust Company
P. O. Box 8600
Boston, MA  02266-8600


Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA  02116-5072
















CUSIP 31423M204









PART C.    OTHER INFORMATION.

Item 24.    Financial Statements and Exhibits:

            Financial Statements:

            Part A: Financial Highlights (unaudited) dated February 3, 2003

            Part B: Audited Statement of Assets and Liabilities dated  December
                                          16, 2002
                    Financial Highlights (unaudited) dated February 3, 2003 Portfolio of Investments (unaudited) dated February 3, 2003 Statement of Assets and Liabilities (unaudited) dated
                                          February 3, 2003
                    Statement of Operations (unaudited) dated February 3, 2003 Statement of Changes in Net Assets (unaudited) dated
                                          February 3, 2003

            Exhibits:

                  (a) Copy of Amended and Restated Declaration of Trust of the Registrant; (2)
(i)   Conformed copy of Amended and Restated Certificate of Trust of the
                              Registrant; (3)
(ii)  Copy of Statement of Preferences of the Registrant (incorporated by reference to Appendix A of Registrant's Statement of Additional Information);
(b)   Copy of By-Laws of the Registrant; (1)
                        (i) Copy of Amended and Restated By-Laws of the Registrant; (2)
                  (c)   Not applicable;
(d)      Form of Stock Certificate of the Registrant; (2)
                        (i) Form of Preferred Shares certificate of the Registrant; (5)
                  (e)   Copy of Registrant's dividend reinvestment plan; (2)
                  (f)   Not applicable;
                  (g) Conformed copy of Investment Management Agreement of the Registrant; (2)
____________________________________________________________
+     All exhibits are being filed electronically.

1.    Response is incorporated to Registrant's Initial Registration
   Statement filed on Form N-2 on October 31, 2002 (File Nos. 333-100898 and 811-21249).
2. Response is incorporated to Registrant's Pre-Effective Amendment No. 2 to its Registration Statement filed on Form N-2 on December 17, 2002 (File Nos. 333-100898 and 811-21249).
3. Response is incorporated to Registrant's Pre-Effective Amendment No. 3 to its Registration Statement filed on Form N-2 on December 19, 2002 (File Nos. 333-100898 and 811-21249).
5. Response is incorporated to Registrant's Pre-Effective Amendment No. 3 to its Registration Statement (Preferred Shares) filed on Form N-2 on February 12, 2003 (File Nos. 333-102032 and 811-21249).



(h)   Conformed copy of Master Agreement Among Underwriters; (2)
                              (i)Conformed copy of Purchase Agreement
                              (Common Shares); (5)
                              (ii)Form of Standard Dealer Agreement of Merrill Lynch and Co.; (2)
                              (iii)Conformed copy of Additional Compensation Agreement; (5)
                              (iv)Form of Purchase Agreement (Preferred
                              Shares); (5)
                  (i)   Not applicable;
(j)      Conformed copy of custodian agreement; (2)
                        (i)Copy of Global Custody Fee Schedule; (2)
                        (ii) Copy of Addendum to Global Custody Fee
                        Schedule; (2)
                        (iii) Copy of Portfolio Recordkeeping Fee
                        Schedule; (2)
                        (iv) Copy of Domestic Custody Fee Schedule; (2)
(k)      Conformed copy of Amended and Restated Agreement    for Fund
                     Accounting Services, Administrative Services,
                     Transfer Agency Services and Custody Services
                     Procurement; (2)
                        (i)Conformed copy of Indemnification Agreement
                        (Common Shares)between the Registrant and the
                         Adviser; (5)
                        (ii)Conformed copy of Transfer Agency Agreement
                         of the Registrant; (5)
                        (iii)Form of Auction Agency Agreement; (5)
                        (iv)Form of Broker/Dealer Agreement; (5)
                        (v)Form of Indemnification Agreement (Preferred
                         Shares) between the Registrant and the Adviser; (5)
                        (vi) Form of Depository Trust Company Letter of
                         Representations; (5)
                  (l)   Conformed copy of Opinion and Consent of Counsel as
                        to legality of shares being registered; (4)
                  (m)   Not applicable;
                  (n)   Conformed copy of Consent of Independent Auditors;
                        (4)
                  (o)   Not applicable;
                  (p) Form of Letter Agreement between the Registrant and the Adviser to Purchase Shares; (3)
                  (q)   Not applicable;
(r)   The Registrant hereby incorporates the conformed copy of the Code of
                        Ethics for Access Persons from Item 23(p) of the Federated Managed Allocation Portfolios Registration Statement on Form N-1A filed with the Commission on January 25, 2001. (File Nos. 33-51247 and 811-7129).
(s)   Conformed copy of the Power of Attorney of the Registrant. (2)

Item 25.    Marketing Arrangements

            Reference is made to the Master Agreement Among Underwriters filed as exhibit (h) to Pre-Effective Amendment No. 2 on
            December 17, 2002.


________________________________________________________
+     All exhibits are being filed electronically.
2.    Response is incorporated to Registrant's Pre-Effective Amendment No.
   2 to its Registration Statement filed on Form N-2 on December 17, 2002 (File Nos. 333-100898 and 811-21249).
3.    Response is incorporated to Registrant's Pre-Effective Amendment No.
   3 to its Registration Statement filed on Form N-2 on December 19, 2002 (File Nos. 333-100898 and 811-21249).
4.    Response is incorporated to Registrant's Pre-Effective Amendment No.
   2 to its Registration Statement (Preferred Shares) filed on Form N-2 on February 10, 2003 (File Nos. 333-102032 and 811-21249).
5. Response is incorporated to Registrant's Pre-Effective Amendment No. 3 to its Registration Statement (Preferred Shares) filed on Form N-2 on February 12, 2003 (File Nos. 333-102032 and 811-21249).



Item 26.    Other Expenses of Issuance and Distribution *

            Registration Fee:                   $5,614.30
            Rating Fees:                        $65,000.00
            Printing:                           $5,000.00
            Legal Fees and Expenses:            $110,000.00

            *Estimated


Item 27.    Persons Controlled by or Under Common Control with the Fund:

            None



Item 28.    Number of Holders of Securities


            As of June 13, 2003, set forth below is information concerning record holders of the Fund's securities:

            Title of Class                      Number of Record Holders

            Common Shares                       10

            AMPS                                1



Item 29.    Indemnification:

            Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article V of Registrant's Declaration of Trust. The Investment Advisory Contract between the Registrant and Federated Investment Management Company ("Adviser") provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Investment Advisory Contract on the part of Adviser, Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security. Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy. The Purchase Agreement between the Registrant, the Adviser and the Underwriters named therein provides for indemnification of the Underwriters by the Registrant and the Adviser and of the Registrant and the Adviser and their officers and trustees for certain liabilities and also provides for contribution under certain circumstances. The Indemnification Agreement between the Registrant and the Adviser provides for indemnification of the Registrant and its officers and trustees for certain liabilities.


            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees), Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

            Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.


Item 30. Business and Other Connections of Investment Adviser:

            For a description of the other business of the investment adviser, see the section entitled "Management of the Fund" in Part A. The affiliations with the Registrant of four of the Trustees and one of the Officers of the investment adviser are included in Part B of this Registration Statement under "Management of the Fund" The remaining Trustees of the investment adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson (a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Wilson, Halbrook & Bayard, P.A.), 800 Delaware Avenue, P.O. Box 2305, Wilmington, DE 19899-2305.

The remaining Officers of the investment adviser are:

Vice Chairman:                                  J. Thomas Madden

President/ Chief Executive Officer
and Trustee:                                    Keith M. Schappert

Executive Vice Presidents:                      Stephen F. Auth
                                                William D. Dawson, III

Senior Vice Presidents:                         Joseph M. Balestrino
                                                David A. Briggs
                                                Jonathan C. Conley
                                                Christopher F. Corapi
                                                Deborah A. Cunningham
                                                Linda A. Duessel
                                                Mark E. Durbiano
                                                James E. Grefenstette
                                                Robert M. Kowit
                                                Jeffrey A. Kozemchak
                                                Susan M. Nason
                                                Mary Jo Ochson
                                                Robert J. Ostrowski
                                                Frank Semack
                                                Richard Tito
                                                Peter Vutz

Vice Presidents:                                Todd A. Abraham
                                                J. Scott Albrecht
                                                Randall S. Bauer
                                                Nancy J.Belz
                                                G. Andrew Bonnewell
                                                David M. Bruns
                                                Robert E. Cauley
                                                Regina Chi
                                                Ross M. Cohen
                                                Fred B. Crutchfield
                                                Lee R. Cunningham, II
                                                Alexandre de Bethmann
                                                B. Anthony Delserone, Jr.
Donald T. Ellenberger
                                                Eamonn G. Folan
                                                John T. Gentry
                                                David P. Gilmore
                                                Curtis R. Gross
                                                Marc Halperin
                                                John W. Harris
                                                Patricia L. Heagy
                                                Susan R. Hill
                                                Nikola A. Ivanov
                                                William R. Jamison
                                                Constantine J. Kartsonas
                                                Nathan H. Kehm
                                                John C. Kerber
                                                J. Andrew Kirschler
                                                Steven Lehman
                                                Marian R. Marinack
                                                Natalie F. Metz
                                                Thomas J. Mitchell
                                                Joseph M. Natoli
                                                John L. Nichol
                                                Mary Kay Pavuk
                                                Jeffrey A. Petro
                                                John P. Quartarolo
                                                Ihab L. Salib
                                                Roberto Sanchez-Dahl, Sr.
                                                Aash M. Shah
                                                John Sidawi
                                                Michael W. Sirianni, Jr.
                                                Christopher Smith
                                                Timothy G. Trebilcock
                                                Leonardo A. Vila
                                                Stephen J. Wagner
                                                Paige M. Wilhelm
                                                Richard M. Winkowski, Jr.
                                                Lori A. Wolff
                                                George B. Wright

Assistant Vice Presidents:                      Lori Andrews
                                                Catherine A. Arendas
                                                Nicholas P. Besh
                                                Hanan Callas
                                                David W. Cook
                                                James R. Crea, Jr.
                                                Karol M. Crummie
                                                David Dao
                                                Richard J. Gallo
                                                Kathyrn P. Glass
                                                Igor Golalic
                                                James Grant
                                                Anthony Han
                                                Carol B. Kayworth
                                                Angela A. Kohler
                                                Robert P. Kozlowski
                                                Ted T. Lietz, Sr.
                                                Monica Lugani
                                                Tracey L. Lusk
                                                Ann Manley
                                                Theresa K. Miller
                                                Karl Mocharko
                                                Bob Nolte
                                                Rae Ann Rice
                                                Jennifer G. Setzenfand
                                                Diane R. Startari
                                                Kyle D. Stewart
                                                Mary Ellen Tesla
                                                Nichlas S. Tripodes
                                                Michael R. Tucker
                                                Mark Weiss

Secretary:                                      G. Andrew Bonnewell

Treasurer:                                      Thomas R. Donahue

Assistant Secretaries:                          Jay S. Neuman
                                                Leslie K. Ross

Assistant Treasurer:                            Denis McAuley, III

            The business address of each of the Officers of the investment adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the investment advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.

Item 31.  Location of Accounts and Records:

           All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

           Registrant                     Reed Smith LLP
                                          Investment and Asset
                                                Management         Group (IAMG)
                                          Federated Investors Tower
                                          12th Floor
                                          1001 Liberty Avenue
                                          Pittsburgh, PA 15222-3779
                                          (Notices should be sent to the
                                          Agent for Service at above
                                          address)

                                          Federated Investors Funds
                                          5800 Corporate Drive
           Pittsburgh, PA  15237-7000

           EquiServe Trust Co., N.A.      P.O. Box 43011
           ("Transfer Agent and Dividend Providence, RI 02940-3011 Disbursing Agent")

           Federated Services             Federated Investors Tower
           Company                        1001 Liberty Avenue
           ("Administrator")              Pittsburgh, PA  15222-3779
(((
           Federated Investment           Federated Investors Tower
           Management Company             1001 Liberty Avenue
           ("Adviser")                    Pittsburgh, PA  15222-3779

           State Street Bank and          P.O. Box 8600
           Trust Company                  Boston, MA  02266-8600
           ("Custodian")

Item 32.  Management Services:            Not applicable.

Item 33.  Undertakings:

          The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement.

          The Registrant undertakes that:

          (a) for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (b) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.



                                SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 28th day of July, 2003.

           FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

                  BY: /s/ Leslie K. Ross
                  Leslie K. Ross, Assistant Secretary
                  Attorney in Fact for John F. Donahue
                  July 28, 2003

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacity and on the date indicated:

    NAME                            TITLE                         DATE

By: /s/ Leslie K. Ross            Attorney In Fact          July 28, 2003
    Leslie K. Ross                For the Persons
    ASSISTANT SECRETARY           Listed Below

    NAME                            TITLE

John F. Donahue*                  Chairman and Trustee

J. Christopher Donahue*           President and Trustee
                                  (Principal Executive Officer)

Richard J. Thomas*                Treasurer
                                  (Principal Financial Officer)

William D. Dawson, III*           Chief Investment Officer

Thomas G. Bigley*                 Trustee

John T. Conroy, Jr.*              Trustee

Nicholas P. Constantakis*         Trustee

John F. Cunningham*               Trustee

Lawrence D. Ellis, M.D.*          Trustee

Peter E. Madden*                  Trustee

Charles F. Mansfield, Jr.*        Trustee

John E. Murray, Jr.*              Trustee

Marjorie P. Smuts*                Trustee

John S. Walsh*                    Trustee


*by power of attorney